                                                                    EXHIBIT 3(i)

                      RESTATED CERTIFICATE OF INCORPORATION



                                       OF



                          HOUSEHOLD INTERNATIONAL, INC.







                         (as amended September 10, 2002)


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


                          HOUSEHOLD INTERNATIONAL, INC.
                   RESTATED CERTIFICATE OF INCORPORATION INDEX


DATE      DESCRIPTION
--------  --------------------------------------------------------------------

9/4/81    Restated Certificate of Incorporation

7/25/84 Certificate of Change of Address of Registered Office and of Registered Agent

5/13/87   Certificate of Amendment (Article VII)

10/14/92 Certificate of Designation, Preferences and Rights of 8-1/4% Cumulative Preferred Stock, Series 1992-A

5/12/93   Certificate of Amendment (Article IV)

9/1/93 Certificate of Designation, Preferences and Rights of 7.35% Cumulative Preferred Stock, Series 1993-A

7/9/96 Certificate of Designations of Series A Junior Participating Preferred Stock

5/14/97   Certificate of Amendment (Article IV)

5/13/98   Certificate of Amendment (Article IV)

6/30/98 Certificate of Designation, Preferences and Rights of 5% Cumulative Preferred Stock

6/30/98 Certificate of Designation, Preferences and Rights of $4.50 Cumulative Preferred Stock

6/30/98 Certificate of Designation, Preferences and Rights of $4.30 Cumulative Preferred Stock

9/20/01 Certificate of Designation, Preferences and Rights of 7.50% Cumulative Preferred Stock, Series 2001-A

3/18/02 Certificate of Designation, Preferences and Rights of 7.60% Cumulative Preferred Stock, Series 2002-A

9/10/02 Certificate of Designation, Preferences and Rights of 7 5/8% Cumulative Preferred Stock, Series 2002-B


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

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          HOUSEHOLD INTERNATIONAL, INC

         This Restated Certificate of Incorporation was duly adopted by the Board of Directors of Household International, Inc. in accordance with the provisions of Section 245 of the General Corporation Law of the State of Delaware. This Restated Certificate of Incorporation only restates and integrates and does not further amend the provisions of the Corporation's certificate of incorporation as heretofore amended or supplemented, and there is no discrepancy between those provisions and the provisions of this Restated Certificate of Incorporation. The original Certificate of Incorporation was filed with the Secretary of State on Delaware of February 20, 1981.

                                    ARTICLE I

         The name of the Corporation is Household International, Inc.

                                   ARTICLE II

         The address of the Corporation's registered office in the State of Delaware is 100 West Tenth Street, Wilmington, Delaware 19899. The name its registered agent at such address is The Corporation Trust Company, in the county of New Castle.

                                   ARTICLE III

         The Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

         The total number of shares that may be issued by the Corporation is 75,655,004 of which 8,155,004 shares shall be Preferred Stock without par value and 67,500,000 shares shall be Common Stock of the par value of $1 per share.

         The 8,155,004 shares of Preferred Stock may be issued from time to time in one or more series, which may have such designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions (authorizing resolutions) providing for the issue of such shares adopted by the Board of Directors. Without otherwise limiting the generality of the foregoing provisions, the Board of Directors is expressly authorized to provide, with respect to each such series, that:

         (a) the shares of such series shall be subject to redemption (including redemption through a sinking fund of analogous fund) at such time or times and at such price or prices as shall be stated in the authorizing resolutions;

         (b) the holders of the shares of such series shall be entitled to receive dividends at such rates, on such conditions and at such times, payable in preference, or in such relation, to the dividends payable on any other class or classes or of any other series of stock of the Corporation, and cumulative or non-cumulative, all as shall be stated in the authorizing resolutions;

         (c) the holders of the shares of such series shall be entitled to such rights upon the dissolution, or upon any distribution of the assets, of the Corporation as shall be stated in the authorizing resolutions;

         (d) the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes of stock, or of any series thereof, of the Corporation at such price or prices or at such rate or rates and with such adjustments, all as shall be stated in the authorizing resolutions;

         (e) the shares of such series shall have such voting powers, full or limited, or no voting powers, as shall be stated in the authorizing resolutions.

         The following is a statement of the powers, preferences, and rights, and the qualifications, limitations or restrictions thereof, in respect of the Preferred Stock, except such thereof as the Board of Directors is herein authorized to provide for, and in respect of the Common Stock:

         (1) Except as otherwise provided in authorizing resolutions creating series of Preferred Stock, each share of Preferred Stock shall rank on a parity with each other share of Preferred Stock, regardless of series, in preference to the Common Stock, with respect to the payment of dividends at the respectively designated rates. No dividend shall be declared or paid on the shares of any particular series of Preferred Stock unless at the same time a dividend in like proportion to the respectively designated dividend rates shall be declared or paid on the shares of each other series of Preferred Stock then issued and outstanding ranking prior to or on a parity with such particular series with respect to the payment of dividends. Except as otherwise provided in the authorizing resolutions creating additional series of Preferred Stock, each share of Preferred Stock shall rank on a parity with each other share of Preferred Stock, regardless of series, in preference to the Common Stock, with respect to the distribution of assets according to the amounts to which the shares of the respective series are thereupon entitled.

         (2) The holders of shares of the Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available for that purpose, dividends in cash at such respective rates, payable on such dates in each year and in respect of such dividend periods, all as stated in the authorizing resolutions, before any dividends shall be declared or paid or set apart for payment upon the Common Stock. Dividends on the shares of each series of the Preferred Stock shall be cumulative or non-cumulative and, if cumulative, shall be cumulative from such date, all as stated in the authorizing resolutions.

         (3) The whole or any part of the Preferred Stock, of any one or more series, redeemable pursuant to provisions stated in the respective authorizing resolutions, at the time outstanding, may, at the option of the Board of Directors, be redeemed, in accordance with such authorizing resolutions, at any time or from time to time, by the payment or by making provision for payment of such price or prices per share in the case of every such redemption as shall be stated in such authorizing resolutions, and, in every case, a sum equal to accrued and unpaid dividends, if any, with respect to each such share to be so redeemed, at the rate of the dividends fixed therefor, to the date fixed for redemption.

         In case of redemption of a part only of any series of the Preferred Stock at the time outstanding, such redemption shall be made by lot or pro rata in such manner as may be prescribed by resolution of the Board of Directors. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained and stated in the respective authorizing resolutions, to prescribe the manner in which and the terms and conditions upon which Preferred Stock shall be redeemed from time to time.

         Notice of the Corporation's intention to redeem Preferred Stock, specifying the date of redemption, shall be published in newspapers of general circulation in New York, New York, and Chicago, Illinois, and shall be mailed not less than forty-five nor more than ninety days before the redemption date to the holders of record of such stock to be redeemed at their respective addresses as the same shall appear on the books of the Corporation, and, if less than all the shares owned by any such stockholder are then to be redeemed, the notice shall specify the number of shares thereof which are to redeemed.

         If notice shall be given as aforesaid and the funds necessary to redeem such stock shall have been set aside by the Corporation (other than by the trust deposit hereinafter provided for) separate and apart from its other funds for the benefit of the holders of the shares called for redemption, such stock shall be redeemed upon such date of redemption and shall cease to be outstanding; the right to receive dividends thereon shall cease to accrue from and after such date of redemption and all rights of holders of the Preferred Stock so called for redemption shall forthwith on such redemption date cease and terminate except only the right of the holders thereof, upon presentation and surrender of their respective certificates representing said shares, to receive the redemption price therefor but without interest, and the right of conversion, if any.

         Anything herein contained to the contrary notwithstanding, if notice shall be given as aforesaid and before the redemption date an amount sufficient to redeem the shares so called for redemption shall be deposited in trust to be applied to such redemption with a bank or with bankers authorized to conduct banking business or with a trust company, in the Borough of Manhattan, City of New York, or in the City of Chicago, having a combined capital and surplus of at least $5,000,000, then, from and after the date of such deposit, such shares shall be deemed to be redeemed and to cease to be outstanding, and all rights of the holders of the shares called for redemption, as stockholders of the Corporation, shall cease except (i) the right, upon presentation and surrender of their respective certificates representing said shares, to receive from such bank or bankers or trust company on or after such redemption date the moneys so deposited in trust, but without interest, and (ii) the right of conversion, if any. The Corporation shall be entitled to any interest payable on the funds so deposited. Any redemption funds unclaimed at the end of six years shall be repaid to the Corporation, after which holders of the redeemed shares shall look only to the Corporation for payment of the redemption price, but without interest thereon.

         (4) In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of the Preferred Stock shall be entitled to be paid or to have set apart for payment such sum or sums per share as shall be stated in the respective authorizing resolutions, together in each case with a sum equal to accrued and unpaid dividends, if any, at the rate of the dividends fixed therefor, to the date fixed for payment of such price or prices, before any distribution or payment shall be made to the holders of the Common Stock. No consolidation or merger of the Corporation with another corporation or corporations and no sale by the Corporation of its assets as an entirety or substantially as an entirety shall be deemed to be a liquidation, dissolution, or winding up on the Corporation within the meaning of this subdivision (4).

         (5) The Corporation shall not, without the consent (expressed either in writing or by affirmative vote at a meeting called for the purpose) of the holders of two-thirds of the then outstanding Preferred Stock of all series, other than series in respect of which the authorizing resolutions expressly provide that such consent shall not be required:

                  (i) consolidate or merge with another corporation or corporations or sell it assets as an entirety or substantially as an entirety, provided, however, that the purchase for cash, stock, or otherwise by the Corporation of all or any part of the assets, stock or other securities of another corporation or corporations shall not be deemed to be a consolidation or merger;

                  (ii) issue Preferred Stock of any series if there shall be cumulative dividends in arrears on outstanding Preferred Stock, irrespective of series;

                  (iii) increase the authorized amount of the Preferred Stock, or create or issue any class of stock ranking prior to or on a parity with the Preferred Stock, or any series thereof, as to the payment of dividends or the distribution of assets;

                  (iv) adopt any amendment to the Certificate of Incorporation of the Corporation which adversely alters any preference, power, or special right of the Preferred Stock, or of the holders thereof; provided, however, that if any such amendment would adversely alter any preference, power, or special right of one or more but not all of the series of the Preferred Stock or of the holders thereof, then the consent (expressed as above provided) only of the holders of two-thirds of the then outstanding shares of all series so affected, voting as a class, other than series in respect of which the authorizing resolutions expressly provide that such consent shall not be required, shall be required for the adoption of such amendment.

         (6) In the event that any four quarterly cumulative dividends, whether consecutive or not, upon the Preferred Stock, or any series thereof, shall be in arrears, the holders of Preferred Stock of all series, other than series in respect of which the right is expressly withheld by the authorizing resolutions, shall have the right, at the next meeting of stockholders called for the election of directors, to elect one-third of the members of the Board of Directors out of the number fixed by the by-laws, and the holders of such Preferred Stock shall continue to have such right until all unpaid dividends upon the Preferred Stock shall have been paid in full. In the event that any eight quarterly cumulative dividends, whether consecutive or not, upon the Preferred Stock, or any series thereof, shall be in arrears, the holders of Preferred Stock of all series, other than series in respect of which the right is expressly withheld by the authorizing resolutions, shall have the right, at the next meeting of stockholders called by the election of directors, to elect a majority of the members of the Board of Directors out of the numbers fixed by the by-laws, and the holders of such Preferred Stock shall continue to have such right until all unpaid dividends upon the Preferred Stock shall have been paid in full.

         (7) The holders of the Common Stock shall be entitled to vote at all meetings of the stockholders and, subject to the rights of holders of Preferred Stock to elect directors in accordance with the provisions of the foregoing subdivision (6), shall be entitled to one vote for each share of Common Stock held.

                                   ARTICLE V

         There is hereby created a series of Preferred Stock of the Corporation, such series to be within the class of Preferred Stock authorized by Article IV hereof; to be designated $6.25 Cumulative Convertible Voting Preferred Stock (the "$6.25 Preferred Stock"); to consist of 3,454,635 shares; to have the powers, preferences and rights and the qualifications, limitations and restrictions set forth in, and to be subject to all of the terms and provisions of, Article IV hereof (except to the extent that the same may be inconsistent with this Article V); and to have the following additional powers, preferences, rights, qualifications, limitations, restrictions, terms and provisions:

         (a) $6.25 per share is fixed as the amount per annum at which the holders of $6.25 Preferred Stock shall be entitled to receive dividends when and as declared by the Board of Directors, such dividends to be paid only from retained earnings of the Corporation; and such dividends shall be cumulative and shall accrue, whether or not earned or declared, from the Issue Date (as hereinafter defined), and shall be payable quarterly on the fifteenth day of January, April, July and October in each year to holders of record on the respective business days next preceding the first days of those months (and the quarterly dividend periods shall commence on the first days of those months); provided, however, that as to any shares of $6.25 Preferred Stock issued less than 60 days prior to a dividend payment date, the dividend that would otherwise by payable on such dividend payment date will be payable on the next succeeding dividend payment date; and provided, further, that no dividend shall be declared or paid if (i) the Corporation is insolvent or would be rendered insolvent by payment of such dividend or (ii) the payment of such dividend would impair the Corporation's capital (i.e., the fair market value of the remaining assets of the Corporation would be less than the sum of its liabilities and the liquidation value of any classes and series of its Preferred Stock ranking prior to or on a parity with the $6.25 Preferred Stock). The "Issue Date" shall mean the day on which occurs the merger of Wallace-Murray Corporation, a Delaware corporation, into Household Acquisition Corporation Second, a Delaware corporation, or other subsidiary of the Corporation. An "Anniversary Date" shall mean any anniversary date of the Issue Date.

         (b) The shares of $6.25 Preferred Stock shall be subject to redemption at the option of the Corporation at any time, and from time to time, in whole or in part, at the redemption price of $50 per share plus the amount of accrued and unpaid dividends, if any, thereon to the date fixed for redemption; provided, however, that no such optional redemption shall be made unless (i) the date fixed for redemption is on or after the fifth Anniversary Date, and (ii) at all times during the twelve-month period terminating on the date on which notice of such redemption is first given, the annualized rate of dividends in respect of the outstanding shares of Common Stock of the Corporation shall have equalled or exceeded the quotient obtained by dividing $6.25 by the conversion rate specified in paragraph (d) hereof (as said conversion rate may have been adjusted pursuant to the provisions of said paragraph). As used herein, the term "annualized rate of dividends" shall mean, as of any particular time, the aggregate per share amount of regular cash dividends (excluding special and extraordinary dividends) paid on shares of the Common Stock of the Corporation generally, in respect of the most recently completed twelve-month period.

         (c) The amount to which shares of $6.25 Preferred Stock shall be entitled upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, shall be $50 per share, plus the amount of accrued and unpaid dividends, if any, thereon to the date fixed for payment, and no more.

         (d) The shares of $6.25 Preferred Stock shall be convertible at any time after issue at the option of the record holder thereof, in the manner hereinafter provided, into fully paid and nonassessable shares of Common Stock of the Corporation at the rate of 1.923 shares (adjusted to 2.327 shares as of close of business on April 7, 1989 and 4.654 shares as of close of business on October 15, 1993) of Common Stock for each share of $6.25 Preferred Stock; provided, however, that as to any shares of $6.25 Preferred Stock which shall have been called for redemption, the right of conversion shall terminate at the close of business on the fifth full business day prior to the date fixed for redemption. No payment or adjustment shall be made for dividends accrued on any shares of $6.25 Preferred Stock that shall be converted or for dividends on any shares of Common Stock that shall be issuable upon such conversion, but all dividends accrued and unpaid on such shares of $6.25 Preferred Stock up to the dividend payment date immediately preceding the date of conversion shall be payable to the converting shareholder, and no dividend shall be paid upon the shares of Common Stock until the same shall be paid or sufficient funds set apart for the payment thereof.

                  The conversation rate provided for above shall be subject to the following adjustments:

                  (i) In case the Corporation shall declare and pay to the holders of the shares of Common Stock a dividend in shares of Common Stock, the conversion rate in effect immediately prior to the time fixed for the determination of shareholders entitled to such dividend shall be proportionately increased (adjusted to the nearest, or if there shall be no nearest then to the next lower, one-thousandth of a share of Common Stock), such adjustment to become effective immediately after the time fixed for such determination.

                  (ii) In case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the conversion rate in effective immediately prior to such subdivision or combination, as the case may be, shall be proportionately increased or decreased (adjusted to the nearest, or if there shall be no nearest then to the next lower, one-thousandth of a share of Common Stock), as the case may require, such increase or decrease, as the case may be, to become effective when such subdivision or combination becomes effective.

                  (iii) In case of any reclassification or change of outstanding shares of Common Stock of the class issuable upon conversion of the shares of $6.25 Preferred Stock, or in case of any consolidation of merger of the Corporation with or into another corporation, or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Corporation, the holder of each share of $6.25 Preferred Stock then outstanding shall have the right thereafter, so long as his conversion right hereunder shall exist, to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Corporation into which such shares of $6.25 Preferred Stock might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, and shall have no other conversion rights under these provisions; provided, however, that effective provision shall be made, in the Articles or Certificate of Incorporation of the resulting, surviving, or successor corporation or otherwise, so that the provisions set forth herein for the protection of the conversion rights of the shares of $6.25 Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the shares of $6.25 Preferred Stock remaining outstanding or other convertible preferred shares received by the holders in place thereof; and provided, further, that any such resulting, surviving, or successor corporation shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities, or property as the holders of the shares of $6.25 Preferred Stock remaining outstanding, or other convertible preferred shares received by the holders in place thereof, shall be entitled to receive pursuant to the provisions hereof, and to make provision for the protection of the conversion right as above provided. In case securities or property other than shares of Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this paragraph shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the Common Stock of the Corporation for the purposes of this subparagraph (iii).

                  (iv) Unless the holders of shares of the $6.25 Preferred Stock shall be issued subscription rights or warrants on a reasonably equivalent basis, in case the Corporation shall issue to the holders of shares of any class of its capital stock subscription rights or warrants entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Average Market Price (as hereinafter defined) at the time fixed for determination of shareholders entitled to such subscription rights or warrants, the conversion rate in effect immediately prior to the time of said determination shall be increased (adjusted to the nearest, or if there shall be no nearest then to the next lower, one-thousandth of a share of Common Stock) by multiplying said rate by a fraction of which the numerator shall be the sum of the number of shares of Common Stock outstanding at the time of such determination and the number of additional shares of Common Stock so offered for subscription or purchase, and of which the denominator shall be the sum of the number of shares of Common Stock outstanding at the time of such determination and the number of shares of Common Stock which the aggregate subscription price of the total number of shares so offered would purchase at the Average Market Price, such adjustment to become effective immediately after the time fixed for such determination; provided, however, that if such subscription rights or warrants shall have a term not exceeding 45 days and if any such subscription rights or warrants expire unexercised, then the conversion rate will be readjusted, effective immediately after the expiration of such term, to the conversion rate which would have obtained if such unexercised subscription rights or warrants had not been issued.

                  For the purposes of any computation under this subparagraph
         (iv) or subparagraph (v), the "Average Market Price" per share of Common Stock for any time shall be the average of the daily closing prices for the 30 consecutive business days commencing 45 business days before the time in question. The closing price for each day shall be the last sales price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as recorded on the New York Stock Exchange (or, if the Common Stock is not regularly traded on the New York Stock Exchange, on the principal market or system on which trades in the Common Stock are recorded).

                  (v) Unless the holders of shares of the $6.25 Preferred Stock shall be distributed evidences of indebtedness or other assets on a reasonably equivalent basis, in case the Corporation shall distribute to the holders of the shares of Common Stock evidences of indebtedness of the Corporation or other assets of the Corporation (other than cash dividends to the extent paid from retained earnings, dividends in shares of Common Stock or subscription rights or warrants entitling them to subscribe for or purchase shares of Common Stock, but including securities convertible into capital stock of the Corporation), the conversion rate in effect immediately prior to the time fixed for determination of shareholders entitled to such distribution shall be increased (adjusted to the nearest, or if there shall be no nearest then to the next lower, one-thousandth of a share of Common Stock) by multiplying said rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the time of such determination and a number of shares of Common Stock having an aggregate Average Market Price at the time of such determination equal to the fair value (as determined by the Board of Directors of the Corporation in good faith) of the evidences of indebtedness or other assets so distributed, such adjustment to become effective immediately after the time fixed for such determination.

         Except as provided in the foregoing subparagraphs (i) through (v), there shall be no adjustments to the conversion rate set forth above.

         In order to convert shares of $6.25 Preferred Stock into shares of Common Stock, the holder thereof shall surrender the certificate or certificates for shares of $6.25 Preferred Stock, duly endorsed to the Corporation or in blank, at the office of any Transfer Agent for the shares of $6.25 Preferred Stock (or such other place as may be designated by the Corporation), and shall give written notice to the Corporation at said office that he elects to convert the same and shall state in writing therein the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, deliver at said office to such holder of shares of $6.25 Preferred Stock or to his nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid and shall make appropriate payment in cash for any fractional shares. Shares of $6.25 Preferred Stock shall be deemed to have been converted as of the date of the surrender of such shares for conversion as provided above, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

         No fractions of shares of Common Stock shall be issued upon conversion, but in lieu thereof the Corporation shall adjust such fractional interest by payment to the holders of an amount in cash equal (computed to the nearest cent) to the same fraction of the closing price (as defined in subparagraph (iv) above) on the business day immediately preceding such conversion.

         A number of authorized shares of Common Stock sufficient to provide for the conversion of the shares of $6.25 Preferred Stock outstanding upon the bases hereinbefore provided shall at all times be reserved for such conversion.

         (e) There shall be a sinking fund (the "Sinking Fund") for the benefit of the shares of $6.25 Preferred Stock. For the purposes of the Sinking Fund, out of any net assets of the Corporation legally available therefor (but only from retained earnings and subject to the provisions of the last sentence of paragraph (2) of Article IV of the Certificate of Incorporation), before any dividends, in cash or property, shall be paid or declared, or any distribution ordered or made on the Common Stock of the Corporation, and before any shares of Common Stock of the Corporation shall be purchased, redeemed, or otherwise acquired for value by the Corporation or any subsidiary, the Corporation shall have paid or set aside in cash annually on the day prior to each Anniversary Date commencing with the tenth Anniversary Date, so long as there shall be outstanding any shares of $6.25 Preferred Stock, an amount sufficient to redeem, on the day prior to each such Anniversary Date prior to the thirtieth, 4% of the number of shares of $6.25 Preferred Stock issued on the Issue Date (or such lesser number as remains outstanding) and, on the day prior to the thirtieth Anniversary Date, all such shares of $6.25 Preferred Stock as remain outstanding, at a price of $50 per share plus the amount of accrued and unpaid dividends, if any, thereon to the date so fixed for redemption; provided, however, that there shall be allowed to the Corporation as a credit thereagainst any shares of $6.25 Preferred Stock which the Corporation may have acquired (as a result of the conversion of such shares or otherwise, which it may have redeemed pursuant to paragraph (b) hereof, or which it may have redeemed pursuant to this paragraph (e) (otherwise than through the operation of the Sinking Fund), which have not theretofore been used for the purpose of any such credit or any credit against a redemption of $6.25 Preferred Stock at the Corporation's election as hereinafter in this paragraph (e) provided for and which shares shall have been set aside by the Corporation for the purpose of the Sinking Fund; and provided, further, that no monies shall be paid or set aside for the Sinking Fund if at the day prior to any such Anniversary Date the Corporation is in arrears in respect of a sinking fund obligation under any other series of Preferred Stock ranking prior to or on a parity with the %6.25 Preferred Stock except to the extent that, in the case of any series ranking on a parity with the $6.25 Preferred Stock, provision is made for the payment or setting aside of monies for the Sinking Fund and for the sinking funds of such other series in proportion to the respective aggregate amounts then required to be paid or set aside therefor; and provided, further, that no monies shall be paid or set aside for the Sinking Funk if (i) the Corporation is insolvent or would be rendered insolvent by the payment of setting aside of such monies or (ii) the payment or setting aside of such monies would impair the Corporation's capital (i.e., the fair market value of the remaining assets of the Corporation would be less than the sum of its liabilities and the liquidation value of classes and series of its Preferred Stock ranking prior to or on a parity with the $6.25 Preferred Stock). The Sinking Fund shall be cumulative so that if on the day prior to any such Anniversary Date, the net assets of the Corporation legally available therefor or the retained earnings of the Corporation shall be insufficient to permit any such amount be paid or set aside in full, or if for any other reason such amount shall not have been paid or set aside, but without interest, before any dividend, in cash or property, shall be paid or declared, or any other distribution ordered or made, on the Common Stock of the Corporation, and before any shares of Common Stock of the Corporation shall be purchased, redeemed or otherwise acquired for value by the Corporation or by any subsidiary of the Corporation. The Corporation may elect to redeem, on any Sinking Fund redemption date, up to an additional 4% of the number of shares of $6.25 Preferred Stock issued on the Issue Date, at a price of $50 per share plus the amount of accrued and unpaid dividends, if any, thereon to the date fixed for redemption; provided, however, that there shall be allowed to the Corporation as a credit thereagainst any shares of $6.25 Preferred Stock which the Corporation may have acquired or redeemed otherwise than pursuant to paragraph (b) above and this paragraph (e) which have not theretofore been used for the purpose of any such credit or for the purpose of any credit against a redemption of $6.25 Preferred Stock pursuant to the Sinking Fund. Such optional right shall not be cumulative and, if unexercised in a particular year, may not be carried forward to subsequent years.

         (f) The holders of $6.25 Preferred Stock shall be entitled to vote at all meetings of the stockholders, and at each such meeting shall be entitled to one vote for each share held.

         (g) To the extent that the Board of Directors is authorized to fix the designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, in respect of additional series of Preferred Stock, none of the preferences or rights of any such additional series as fixed by the Board of Directors shall be prior or superior in any respect to those of the $6.25 Preferred Stock. Without limiting the rights conferred by paragraph (5) of Article IV of the Certificate of Incorporation of the Corporation, the Corporation shall not, without the consent of the holders of two-thirds of the then outstanding shares of $6.25 Preferred Stock, adopt any amendment to the Certificate of Incorporation of the Corporation or take other action, whether by the Board of Directors or stockholders, which adversely alters the preferences, powers and special rights conferred by the provisions of paragraphs (b), d(iv), d(v) or (e) hereof.

                                   ARTICLE VI

         In furtherance, and not in limitation, of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized:

         (1) To make, alter, amend and rescind the by-laws of the Corporation.

         (2) To determine from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Corporation (other than the stock ledger) or any of them shall be open to inspection of the stockholders; and no stockholder shall have any right to inspect any account, book or document of the Corporation, except as conferred by statute, unless authorized by a resolution of the stockholders then entitled to vote thereon or the Board of Directors.

         IN WITNESS WHEREOF, said Household International, Inc. has caused its corporate seal to be hereunto affixed and this certificate to by signed by D. C. Clark, its President, and attested by J. D. Pinkerton, its Secretary, this 4th day of September, 1981.

                                        Household International, Inc.

                                        By:      /s/ D. C. Clark
                                                 ------------------
                                                 President

[SEAL]

Attest:

By:      /s/ J. D. Pinkerton
         ---------------------
         Secretary

                       CERTIFICATE OF CHANGE OF ADDRESS OF
                    REGISTERED OFFICE AND OF REGISTERED AGENT
             PURSUANT TO SECTION 134 OF TITLE 8 OF THE DELAWARE CODE

                  To:      DEPARTMENT OF STATE
                           Division of Corporations
                           Townsend Building
                           Federal Street
                           Dover, Delaware 19903

         Pursuant to the provisions of Section 134 of Title 8 of the Delaware Code, the undersigned Agent for service of process, in order to change the address of the registered office of the corporations for which it is registered agent, hereby certifies that:

         1.       The name of the agent is: The Corporate Trust Company

         2.       The address of the old registered office was:

                                    100 West Tenth Street
                                    Wilmington, Delaware 19801

         3. The address to which the registered office is to be changed is:

                                    Corporation Trust Center
                                    1209 Orange Street
                                    Wilmington, Delaware 19801

                  The new address will be effective on July 30, 1984.

         4. The names of the corporation represented by said agent are set forth on the list annexed to this certificate and made a part hereof by reference.

         IN WITNESS WHEREOF, said agent has caused this certificate to be signed on its behalf by its Vice-President and Assistant Secretary this 25th day of July, 1984.

                                         THE CORPORATION TRUST COMPANY
                                         (Name of Registered Agent)

                                         By:      Virginia Colwell
                                                  --------------------
Attest:                                  (Vice-President)

Mick Nurman
-------------------------
(Assistant Secretary)

                  STATE OF DELAWARE - DIVISION OF CORPORATIONS

                          CHANGE OF ADDRESS FILING FOR

                      CORPORATION TRUST AS OF JULY 27, 1984

                                    DOMESTIC






    0908612 HOUSEHOLD INTERNATIONAL, INC.                02/21/1981 D DE

                          HOUSEHOLD INTERNATIONAL, INC.

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

         Household International, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: That the Restated Certificate of Incorporation, as heretofore amended, of said Corporation has been further amended by inserting the following as Article VII:

                                   ARTICLE VII

                  (1) Elimination of Certain Liability of Directors. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or successor provision, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or amendment to this Section shall not adversely affect any right or protection of a director of the Corporation for any act or occurrence taking place prior to such repeal or amendment.

                  (2) Indemnification and Insurance.

                           (a) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes, or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in paragraph
         (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition upon delivery to the Corporation of an undertaking to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to agents of the Corporation with the same scope and effect as the foregoing indemnification of directors, officers, and employees.

                           (b) If a claim under paragraph (a) of this Section is not paid in full by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law and paragraph (a) of this Section for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                           (c) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, bylaw, agreement, contract, vote of stockholders or disinterested directors, or otherwise.

                           (d) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Section, the Delaware General Corporation Law, or otherwise.

         SECOND: That the aforesaid amendment of the Restated Certificate of Incorporation of said Corporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by D. C. Clark, its Chairman of the Board and Chief Executive Officer, and J. D. Pinkerton, its Senior Vice President-Administration and Secretary, this 13th day of May, 1987.

                                    HOUSEHOLD INTERNATIONAL, INC.
(SEAL)
                                    By:      /s/   D. C. Clark
                                             ------------------------------
                                             Chairman of the Board and
Attest:                             Chief Executive Officer

/s/ J. D. Pinkerton
------------------------------------
Senior Vice President-Administration
and Secretary

                   CERTIFICATE OF HOUSEHOLD INTERNATIONAL, INC
                       UNDER SECTION 151(g) OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE

         Household International, Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), does hereby certify that:

         1) the Corporation's 9-1/2% Cumulative Preferred Stock, Series 1991-A (the "Preferred Stock") has been redeemed in its entirety and that no shares of the Preferred Stock are outstanding as of the date hereof.

         2) the following resolution has been duly adopted by the Corporation's Board of Directors:

                  "RESOLVED, that the officers of the Corporation are duly authorized to file a certificate with the Secretary of State of Delaware eliminating from the Corporation's Certificate of Incorporation all matters set forth in each Certificate of Designation, Preferences and Rights for the Preferred Stock and as permitted by the Certificate of Designation, Preferences and Rights for the Preferred Stock, such shares of Preferred Stock redeemed shall resume the status of authorized and unissued shares of the Corporation's preferred stock."

         Upon the effective date of the filing of this Certificate, it shall eliminate from the Corporation's Certificate of Incorporation all matters set forth in the Certificate of Designation, Preferences and Rights with respect to the Corporation's 9-1/2% Cumulative Preferred Stock, Series 1991-A, and all of such shares of 9-1/2% Cumulative Preferred Stock, Series 1991-A, shall resume the status of authorized and unissued shares of the Corporation's class of Preferred Stock.

         IN WITNESS WHEREOF, said Household International, Inc., has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Paul
R. Shay, its Secretary, and attested by Susan E. Casey, its Assistant Secretary, this 14th day of March, 1997.

                                       HOUSEHOLD INTERNATIONAL, INC.

                                       By:      /s/ P. R. Shay
                                       -----------------------------
Attest:                           Secretary

By:      /s/ S. E. Casey
         -------------------
         Assistant Secretary

                          HOUSEHOLD INTERNATIONAL, INC.

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                8-1/4% Cumulative Preferred Stock, Series 1992-A
                               (Without Par Value)


         HOUSEHOLD INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation and by the Preferred Stock Committee of the Board of Directors, pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation, as amended, of the Corporation, and pursuant to authority conferred upon the Preferred Stock Committee by the resolutions of the Board of Directors set forth herein and in accordance with
Section 141(c) of the General Corporation Law of the State of Delaware.

         1. The Board of Directors has adopted the following resolutions designating a Preferred Stock Committee of the Board of Directors and authorizing the Preferred Stock Committee to act on behalf of the Board of Directors (within certain limitations) in connection with the designation, issuance and sale of shares in one or more series of Preferred Stock of the Corporation.

                  "RESOLVED, that a Preferred Stock Committee of the Board of Directors is hereby designated which shall have and may exercise, to the fullest extent permitted by law, the full power and authority of the Board of Directors with respect to the issuance and sale of one or more new series of the Corporation's Preferred Stock without par value (each such series herein referred to as the "New Preferred Stock"), including, without limitation, establishing the purchase price therefor, and fixing the designations and any of the preferences, powers, rights (other than voting powers or voting rights which shall be fixed by the Board of Directors) and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, of such shares of each series of New Preferred Stock, and fixing the number of shares of each series of New Preferred Stock.

                  "FURTHER RESOLVED, that the Preferred Stock Committee is authorized to take such additional actions and adopt such additional resolutions as it deems necessary or appropriate for the purpose of authorizing and implementing the issuance, offer, and sale for cash of New Preferred Stock, including, without limiting the generality of the foregoing, the authorization and execution of agreements (including underwriting agreements) relating to the offer and sale of New Preferred Stock, authorization and approval of listing applications (including amendments or supplements thereto) for the listing of such New Preferred Stock on a stock exchange, approval of forms of stock certificates and authorization of issuance of New Preferred Stock in uncertificated form, any actions which may be necessary to qualify the offering and sale of New Preferred Stock under Blue Sky Laws of the various states, any necessary filings with the Secretary of State of Delaware and other jurisdictions, and the appointment of a transfer agent.

                  "FURTHER RESOLVED, that notwithstanding the foregoing resolutions, the Preferred Stock Committee may not authorize the sale of New Preferred Stock for more than $150 million cash consideration in the aggregate, and the power and authority of the Preferred Stock Committee set forth in the preceding resolutions shall expire on December 31, 1994, unless extended by further action of the Board of Directors of the Corporation.

                  "FURTHER RESOLVED, that the members of the Preferred Stock Committee shall be D. C. Clark, E. P. Hoffman, and G. P. Osler. In the absence of Mr. Osler, A. E. Rasmussen is designated as an alternate member of the Preferred Stock Committee to serve in his place."

         2. The Board of Directors has adopted the following resolution pertaining to the voting rights for series of Preferred Stock authorized for issuance by the Preferred Stock Committee of the Board of Directors.

                  "RESOLVED, that holders of each series of the Corporation's New Preferred Stock which is authorized by the Preferred Stock Committee of the Board of Directors shall have no voting rights, and their consent shall not be required for taking any corporate action, except as otherwise set forth herein, or as otherwise required by law, and except as otherwise provided by the Board of Directors with respect to any particular series of New Preferred Stock.

                  The consent of the holders of the New Preferred Stock with respect to the matters set forth in sub-sections (i) and (iii) of paragraph (5) of Article IV of the Corporation's Restated Certificate of Incorporation ("Paragraph (5)") shall not be required, except with respect to the creation or issuance of any class of stock ranking prior to or on a parity with the New Preferred Stock, or any series thereof, as to the payment of dividends or the distribution of assets; but the other provisions of Paragraph (5) shall be applicable to the New Preferred Stock. The holders of the New Preferred Stock shall have no right to elect directors pursuant to paragraph (6) of Article IV of the Corporation's Restated Certificate of Incorporation ("Paragraph (6)"), such right hereby being expressly withheld.

                  In the event that any six quarterly cumulative dividends, whether consecutive or not, upon the New Preferred Stock shall be in arrears, the holders of the New Preferred Stock shall have the right, voting separately as a class with holders of shares of any one or more other series of Preferred Stock of the Corporation ranking on a parity with the New Preferred Stock either as to payment of dividends or the distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and upon which like voting rights have been conferred and are then exercisable, at the next meeting of stockholders called for the election of directors, to elect two members of the Board of Directors. The right of such holders of such shares of the New Preferred Stock, voting separately as a class, to elect (together with the holders of shares of any one or more other series of Preferred Stock of the Corporation ranking on such a parity) members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on such shares of the New Preferred Stock shall have been paid in full, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent failure to pay dividends of the character above mentioned.

                  Upon any termination of the right of the holders of the New Preferred Stock as a class to elect directors as herein provided, the term of office of all directors so elected shall terminate immediately. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, the remaining director elected by such holders voting as a class may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. Whenever the term of office of the directors elected by such holders voting as a class shall end and the special voting powers vested in such holders as provided in this resolution shall have expired, the number of directors shall thereupon be such number as may be provided for in the Corporation's Bylaws irrespective of any increase made pursuant to the provisions of this resolution.

                  Until all unpaid dividends on the New Preferred Stock shall have been paid in full, and in order to permit the holders of the Corporation's $6.25 Cumulative Convertible Voting Preferred Stock, and any other series of Preferred Stock issued by the Corporation having the voting rights set forth in Paragraph (6) to exercise fully the right to elect directors as granted by and provided in Paragraph (6), the number of directors constituting the whole Board of Directors of the Corporation shall not be less than seven. If, upon any such arrearage in dividends, the number of directors constituting the whole Board of Directors shall be less than seven, the size of the Board of Directors shall, immediately prior to the next meeting of stockholders called for the election of directors, automatically be increased by such number as shall be necessary to cause the number of directors constituting the whole Board of Directors to be no less than seven.

                  To the extent that the Board of Directors is authorized to fix the designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof in respect of additional series of Preferred Stock, none of the preferences or rights of any such additional series as fixed by the Board of Directors shall rank prior to the New Preferred Stock as to payment of dividends or the distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, without consent of the holders of two-thirds of the outstanding shares of such series of New Preferred Stock voting as a class.

                  The foregoing voting provisions shall not apply to any series of New Preferred Stock if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of such series of New Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

                  On any item in which the holders of New Preferred Stock are entitled to vote, such holders shall be entitled to one vote for each share held."

         3. The Preferred Stock Committee of the Board of Directors has adopted the following resolution pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by the resolution of the Board of Directors set forth in paragraph 1 above of this Certificate of Designation, Preferences and Rights:

                  "RESOLVED, that the issue of a series of Preferred Stock without par value of the Corporation is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof, in addition to those set forth in the Restated Certificate of Incorporation, as amended, of the Corporation, are hereby fixed as follows:

         8-1/4% Cumulative Preferred Stock, Series 1992-A

                  (1) Number of Shares and Designation. 50,000 shares of Preferred Stock without par value of the Corporation are hereby constituted as a series of Preferred Stock without par value and designated as 8-1/4% Cumulative Preferred Stock, Series 1992-A (hereinafter called the "8-1/4% Preferred Stock").

                  (2) Dividends. The holders of shares of the 8-1/4% Preferred Stock shall be entitled to receive cash dividends, when and as declared by the Board of Directors of the Corporation, out of assets legally available for such purpose, at the rate determined as provided below. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable quarterly in arrears, when and as declared by the Board of Directors of the Corporation, on the fifteenth day of January, April, July and October in each year to holders of record on the respective business days next preceding the first days of those months (and the quarterly dividend periods shall commence on the first days of those months).

                  Dividends on the 8-1/4% Preferred Stock for quarterly dividend periods will be payable at the rate of 8-1/4% per annum from the date of original issue applied to the amount of $1,000 per share of 8-1/4% Preferred Stock. The amount of dividends payable on each share of 8-1/4% Preferred Stock for each full quarterly dividend period shall be computed by dividing the dividend rate by four and applying the dividend rate to the amount of $1,000 per share. The amount of dividends payable for any dividend period shorter or longer than a full quarterly dividend period shall be computed on the basis of 30-day months, a 360-day year and the actual number of days elapsed in the period.

                  (3) Liquidation Preference. The amount to which shares of 8-1/4% Preferred Stock shall be entitled upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, shall be $1,000 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for payment, and no more.

                  (4) Redemption. The shares of 8-1/4% Preferred Stock shall be subject to redemption in whole or in part at the option of the Corporation on or after October 15, 2002, at $1,000 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for redemption, and no more.

                  (5) Shares to be Retired. All shares of 8-1/4% Preferred Stock purchased or redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of the class of Preferred Stock without par value, without designation as to series, and may thereafter be issued, but not as shares of 8-1/4% Preferred Stock.

                  (6) Conversion or Exchange. The holders of shares of 8-1/4% Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other series of any class or classes of capital stock (or any other security) of the Corporation.

                  (7) Ranking. The 8-1/4% Preferred Stock shall rank on a parity with the Corporation's $6.25 Cumulative Convertible Voting Preferred Stock, 9-1/2% Cumulative

         Preferred Stock, Series 1989-A, Flexible Rate Auction Preferred Stock, Series A, Flexible Rate Auction Preferred Stock, Series B, 11-1/4% Enhanced Rate Cumulative Preferred Stock and 9-1/2% Cumulative Preferred Stock, Series 1991-A as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and shall rank prior to the Corporation's Common Stock and Series A Junior Participating Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and prior to any other series of stock authorized to be issued by the Corporation which ranks junior to the $6.25 Cumulative Convertible Voting Preferred Stock, 9-1/2% Cumulative Preferred Stock, Series 1989-A, Flexible Rate Auction Preferred Stock, Series A, Flexible Rate Auction Preferred Stock, Series B, 11-1/4% Enhanced Rate Cumulative Preferred Stock and 9-1/2% Cumulative Preferred Stock, Series 1991-A as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation, Preferences and Rights to be signed by J. Richard Hull, Senior Vice President-Secretary of the Corporation, and attested by John W. Blenke, Assistant Secretary, this 14th day of October, 1992.

                                               HOUSEHOLD INTERNATIONAL, INC.

                                               By:      /s/  J. Richard Hull
                                                        ----------------------
                                                        Senior Vice President-
                                                        Secretary
Attest:

/s/  John W. Blenke
-------------------
Assistant Secretary

                          HOUSEHOLD INTERNATIONAL, INC.

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION


         Household International, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: That the Restated Certificate of Incorporation, as heretofore amended, of said Corporation has been further amended by deleting, in its entirety, the first paragraph of Article IV thereof and inserting the following as the new first paragraph of Article IV:

                  The total number of shares that may be issued by the Corporation is 158,155,004 of which 8,155,004 shares shall be Preferred Stock without par value and 150,000,000 shares shall be Common Stock of the par value of $1 per share.

         SECOND: That the aforesaid amendment of the Restated Certificate of Incorporation of said Corporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by D. C. Clark, its Chairman of the Board and Chief Executive Officer and J. W. Blenke, Assistant General Counsel and Assistant Secretary, this 12th day of May, 1993.

                                           HOUSEHOLD INTERNATIONAL, INC.
(SEAL)
                                           By:      /s/ D. C. Clark
                                                    -------------------------
                                                    Chairman of the Board and
                                                    Chief Executive Officer
Attest:

/s/ J. W. Blenke
-----------------------------
Assistant General Counsel and
Assistant Secretary

                          HOUSEHOLD INTERNATIONAL, INC.

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                 7.35% Cumulative Preferred Stock, Series 1993-A
                               (Without Par Value)


         HOUSEHOLD INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation and by the Offering Committee of the Board of Directors, pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation, as amended, of the Corporation, and pursuant to authority conferred upon the Offering Committee by the resolutions of the Board of Directors set forth herein and in accordance with Section 141(c) of the General Corporation Law of the State of Delaware.

         1. The Board of Directors on May 12, 1993 has adopted the following resolutions designating an Offering Committee of the Board of Directors and authorizing the Offering Committee to act on behalf of the Board of Directors (within certain limitations) in connection with the designation, issuance and sale of shares in one or more series of Preferred Stock, without par value, of the Corporation:

                  "FURTHER RESOLVED, that an Offering Committee of the Board of Directors is hereby designated which shall have and may exercise, to the fullest extent permitted by law, the full power and authority of the Board of Directors with respect to the issuance and sale of (i) the Common Stock, (ii) the Debt Securities or (iii) one ore more new series of the Corporation's Preferred Stock, including, without limitation, establishing the purchase price therefore, and fixing the designations and any of the preferences, powers, rights (other than voting powers or voting rights which shall be fixed by the Board of Directors) and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, of such shares of each series of Preferred Stock; and

                  "FURTHER RESOLVED, that notwithstanding the foregoing resolutions, the power and authority of the Offering Committee set forth in the preceding resolution shall expire on June 30, 1995, unless extended by further action of the Board of Directors of the Corporation; and

                  "FURTHER RESOLVED, that the members of the Offering Committee shall be D. C. Clark, A. E. Rasmussen and G. P. Osler. In the absence of any of the named directors, any current director of the Corporation is designated as an alternate member of the Offering Committee to serve in such named director's place; and

                  "FURTHER RESOLVED, that the Offering Committee is authorized to take such additional actions and adopt such additional resolutions as it deems necessary or appropriate for the purpose of authorizing and implementing the issuance, offer, and sale for cash of

         Preferred Stock, including, without limiting the generality of the foregoing, the authorization and execution of agreements (including underwriting agreements) relating to the offer and sale of Preferred Stock, approval of forms of stock certificates and authorization of issuance of Preferred Stock in uncertificated form, any actions which may be necessary to qualify the offering and sale of Preferred Stock under Blue Sky Laws of the various states, any necessary filings with the Secretary of State of Delaware and other jurisdictions, and the appointment of a transfer agent; and

                  "FURTHER RESOLVED, that the Offering Committee is hereby empowered, in connection with the issuance and sale of any new series of the Corporation's Preferred Stock, to authorize the issuance and sale of depositary shares and depositary receipts for such depositary shares with respect to any such series of Preferred Stock, and to authorize the appointment of a depositary, registrar, and transfer agent for such depositary shares and depositary receipts, the execution of a depositary agreement, and any additional agreements or actions in connection therewith as the Offering Committee deems necessary or appropriate."

         2. The Board of Directors, on May 12, 1993, has adopted the following resolution pertaining to the voting rights for series of Preferred Stock, without par value, authorized for issuance by the Offering Committee of the Board of Directors:

                  "FURTHER RESOLVED, that holders of each series of the Corporation's Preferred Stock which is authorized by the Offering Committee of the Board of Directors shall have no voting rights, and their consent shall not be required for taking any corporate action, except as otherwise set forth herein or as otherwise required by law, and except as otherwise provided by the Board of Directors with respect to any particular series of Preferred Stock:

                  The consent of the holders of the Preferred Stock with respect to the matters set forth in sub-sections (i) and (iii) of paragraph (5) of Article IV of the Corporation's Restated Certificate of Incorporation ("Paragraph (5)") shall not be required, except with respect to the creation or issuance of any class of stock ranking prior to or on a parity with the Preferred Stock, or any series thereof, as to the payment of dividends or the distribution of assets; but the other provisions of Paragraph (5) shall be applicable to the Preferred Stock. The holders of the Preferred Stock shall have no right to elect directors pursuant to paragraph (6) of Article IV of the Corporation's Restated Certificate of Incorporation ("Paragraph (6)"), such right hereby being expressly withheld.

                  In the event that any six quarterly cumulative dividends, whether consecutive or not, upon the Preferred Stock shall be in arrears, the holders of the Preferred Stock shall have the right, voting separately as a class with holders of shares of any one or more other series of preferred stock of the Corporation ranking on a parity with the Preferred Stock either as to payment of dividends or the distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and upon which like voting rights have been conferred and are then exercisable, at the next meeting of stockholders called for the election of directors, to elect two members of the Board of Directors. The right of such holders of such shares of the Preferred Stock, voting separately as a class, to elect (together with the holders of shares of any one or more other series of preferred stock of the Corporation ranking on such a parity) members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on such shares of the Preferred Stock shall have been paid in full, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent failure to pay dividends of the character above mentioned.

                  Upon any termination of the right of the holders of the Preferred Stock as a class to elect directors as herein provided, the term of office of all directors so elected shall terminate immediately. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, the remaining director elected by such holders voting as a class may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. Whenever the term of office of the directors elected by such holders voting as a class shall end and the special voting powers vested in such holders as provided in this resolution shall have expired, the number of directors shall thereupon be such number as may be provided for in the Corporation's Bylaws irrespective of any increase made pursuant to the provisions of this resolution.

                  Until all unpaid dividends on the Preferred Stock shall have been paid in full, and in order to permit the holders of the Corporation's $6.25 Cumulative Convertible Voting Preferred Stock, and any other series of preferred stock issued by the Corporation having the voting rights set forth in Paragraph (6) to exercise fully the right to elect directors as granted by and provided in Paragraph (6), the number of directors constituting the whole Board of Directors of the Corporation shall not be less than seven. If, upon any such arrearage in dividends the number of directors constituting the whole Board of Directors shall be less than seven, the size of the Board of Directors shall, immediately prior to the next meeting of stockholders called for the election of directors, automatically be increased by such number as shall be necessary to cause the number of directors constituting the whole Board of Directors to be no less than seven.

                  To the extent that the Board of Directors is authorized to fix the designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof in respect of additional series of preferred stock, none of the preferences or rights of any such additional series as fixed by the Board of Directors shall rank prior to the Preferred Stock as to payment of dividends or the distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, without the consent of the holders of two-thirds of the outstanding shares of such series of Preferred Stock voting as a class.

                  The foregoing voting provisions shall not apply to any series of Preferred Stock, if at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of such series of Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

                  On any item in which the holders of Preferred Stock are entitled to vote, such holders shall be entitled to one vote for each share held."

         3. The Offering Committee of the Board of Directors has on August 30, 1993 adopted the following resolution pursuant to authority conferred upon the Offering Committee of the Board of Directors by the resolutions of the Board of Directors set forth in paragraph 1 above of this Certificate of Designation, Preferences and Rights:

                  "RESOLVED, that the issue of a series of Preferred Stock without par value of the Corporation is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof, in addition to those set forth in the Restated Certificate of Incorporation, as amended, of the Corporation, are hereby fixed as follows:

                  7.35% Cumulative Preferred Stock, Series 1993-A

                    (1) Number of Shares and Designation. 100,000 shares of Preferred Stock without par value of the Corporation are hereby constituted as a series of Preferred Stock without par value and designated as 7.35% Cumulative Preferred Stock, Series 1993-A (hereinafter called the "7.35% Preferred Stock").

                    (2) Dividends. The holders of shares of the 7.35% Preferred Stock shall be entitled to receive cash dividends, when and as declared by the Board of Directors of the Corporation, out of assets legally available for such purpose, at the rate determined as provided below. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable quarterly in arrears, when and as declared by the Board of Directors of the Corporation, on the fifteenth day of January, April, July and October in each year to holders of record on the respective business days next preceding the first days of those months (and the quarterly dividend periods shall commence on the first days of those months).

                  Dividends on the 7.35% Preferred Stock for quarterly dividend periods will be payable at the rate of 7.35% per annum from the date of original issue applied to the amount of $1,000 per share of 7.35% Preferred Stock. The amount of dividends payable on each share of 7.35% Preferred Stock for each full quarterly dividend period shall be computed by dividing the dividend rate by four and applying the dividend rate to the amount of $1,000 per share. The amount of dividends payable for any dividend period shorter or longer than a full quarterly dividend period shall be computed on the basis of 30-day months, a 360-day year and the actual number of days elapsed in the period.

                    (3) Liquidation Preference. The amount to which shares of 7.35% Preferred Stock shall be entitled upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, shall be $1,000 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for payment, and no more.

                    (4) Redemption. The shares of 7.35% Preferred Stock shall be subject to redemption in whole or in part at the option of the Corporation on or after October 15, 1998 at $1,000 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for redemption, and no more.

                    (5) Shares to be Retired. All shares of 7.35% Preferred Stock purchased or redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of the class of Preferred Stock without par value, without designation as to series, and may thereafter be issued, but not as shares of 7.35% Preferred Stock.

                    (6) Conversion or Exchange. The holders of shares of 7.35% Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other series of any class or classes of capital stock (or any other security) of the Corporation.

                    (7) Ranking. The 7.35% Preferred Stock shall rank on a parity with the Corporation's $6.25 Cumulative Convertible Voting Preferred Stock, 9-1/2% Cumulative Preferred Stock, Series 1989-A, Flexible Rate Auction Preferred Stock, Series B, 11-1/4% Enhanced Rte Cumulative Preferred Stock, 9-1/2% Cumulative Preferred Stock, Series 1991-A and 8-1/4% Cumulative Preferred Stock, Series 1992-A as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and shall rank prior to the Corporation's Common Stock and Series A Junior Participating Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and prior to any other series of stock authorized to be issued by the Corporation which ranks junior to the $6.25 Cumulative Convertible Voting Preferred Stock, 9-1/2% Cumulative Preferred Stock, Series 1989-A, Flexible Rate Auction Preferred Stock, Series B, 11-1/4% Enhanced Rate Cumulative Preferred Stock, 9-1/2% Cumulative Preferred Stock, Series 1991-A and 8-1/4% Cumulative Preferred Stock, Series 1992-A as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation, Preferences and Rights to be signed by J. Richard Hull, Senior Vice President-Secretary and General Counsel of the Corporation, and attested by John
W. Blenke, Assistant General Counsel and Assistant Secretary, this 1st day of September, 1993.

                                            HOUSEHOLD INTERNATIONAL, INC.

                                            By:      /s/ J. Richard Hull
                                                     -----------------------
                                                     Senior Vice President-
                                                     Secretary and General
  Attest:                                   Counsel

/s/ John W. Blenke
-----------------------------
Assistant General Counsel and
Assistant Secretary

                           CERTIFICATE OF DESIGNATIONS

                                       Of

                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                       Of

                          HOUSEHOLD INTERNATIONAL, INC.

                         (Pursuant to Section 151 of the
                        Delaware General Corporation Law)


         Household International, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on July 9, 1996:

         RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Restated Certificate of Incorporation, the Board hereby creates a series of Preferred Stock, without par value (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

         FURTHER RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Restated Certificate of Incorporation, the consent of the holders of Series A Preferred Stock with respect to the matters set forth in sub-sections (i) and (iii) of paragraph (5) of Article IV of the Corporation's Restated Certificate of Incorporation ("Paragraph (5)") shall not be required; but the other provisions of Paragraph
(5) shall be applicable to the Series A Preferred Stock. The holders of the Series A Preferred Stock shall have no right to elect directors per paragraph
(6) of Article IV of the Corporation's Restated Certificate of Incorporation, such right hereby being expressly withheld:

Series A Junior Participating Preferred Stock:

                  Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 150,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

                  Section 2. Dividends and Distributions.


                  (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $1.00 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification of otherwise), declared on the Common Stock since the immediately preceding Quarterly Divided Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under case (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this
         Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                  (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more tan 60 days prior to the date fixed for the payment thereof.

         Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights;

                  (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

                  (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

                  (D) The consent of the holders of Series A Preferred Stock with respect to the matters set forth in sub-sections (i) and (iii) of paragraph (5) of Article IV of the Corporation's Restated Certificate of Incorporation ("Paragraph (5)") shall not be required; but the other provisions of Paragraph (5) shall be applicable to the Series A Preferred Stock. The holders of the Series A Preferred Stock shall have no right to elect directors pursuant to paragraph (6) of Article IV of the Corporation's Restated Certificate of Incorporation, such right hereby being expressly withheld.

                  Section 4. Certain Restrictions.

                  (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in
         Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                           (i) declare or pay dividends, or make any other
                  distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding
                  up) to the Series A Preferred Stock;

                           (ii) declare or pay dividends, or make any other
                  distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                           (iii) redeem or purchase or otherwise acquire for
                  consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                           (iv) redeem or purchase or otherwise acquire for
                  consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                  (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

                  Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

                  Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

                  Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

                  Section 10. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

                  IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Chief Executive Officer or Chief Financial Officer and attested by its Secretary this 9th day of July, 1996.


                                                   /s/  William F. Aldinger
                                                   --------------------------
                                                   Chief Executive Officer or
                                                   Chief Financial Officer
Attest:

/s/  Paul R. Shay
-----------------
Secretary

                          HOUSEHOLD INTERNATIONAL, INC.

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION


         Household International, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: That the Restated Certificate of Incorporation, as heretofore amended, of said Corporation has been further amended by deleting, in its entirety, the first paragraph of Article IV thereof and inserting the following as the new first paragraph of Article IV:

                  The total number of shares that may be issued by the Corporation is 258,155,004 of which 8,155,004 shares shall be Preferred Stock without par value and 250,000,000 shares shall be Common Stock of the par value of $1 per share.

         SECOND: That the aforesaid amendment of the Restated Certificate of Incorporation of said Corporation, set forth in Paragraph FIRST hereinabove, has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by W. F. Aldinger, its Chairman and Chief Executive Officer and P. R. Shay, Assistant General Counsel and Secretary, this 14th day of May, 1997.

                                         HOUSEHOLD INTERNATIONAL, INC.
(SEAL)

                                         By:      /s/  W. F. Aldinger
                                                  ----------------------------
                                                  Chairman and Chief Executive
                                                  Officer
Attest:

/s/  P. R. Shay
---------------------------------------
Assistant General Counsel and Secretary

                          HOUSEHOLD INTERNATIONAL, INC.

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

         Household International, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: That the Restated Certificate of Incorporation, as heretofore amended, of said Corporation has been further amended by deleting, in its entirety, the first paragraph of Article IV thereof and inserting the following as the new first paragraph of Article IV:

                  The total number of shares that may be issued by the Corporation is 758,155,004 of which 8,155,004 shares shall be Preferred Stock without par value and 750,000,000 shares shall be Common Stock of the par value of $1 per share.

         SECOND: That the number of shares constituting the Series A Junior Participating Preferred Stock is increased to 750,000.

         THIRD: That the aforesaid amendments of the Restated Certificate of Incorporation of said Corporation, set forth above have been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by W. F. Aldinger, its Chairman and Chief Executive Officer and P. R. Shay, Assistant General Counsel and Corporate Secretary, this 13th day of May, 1998.

                                     HOUSEHOLD INTERNATIONAL, INC.
(SEAL)
                                     By:      /s/  W. F. Aldinger
                                              ----------------------------
                                              Chairman and Chief Executive
Attest:                              Officer

/s/  P. R. Shay
-----------------------------
Assistant General Counsel and
Corporate Secretary

                          HOUSEHOLD INTERNATIONAL, INC.

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                          5% Cumulative Preferred Stock
                               (Without Par Value)


         HOUSEHOLD INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolution was duly adopted by the Board of Directors of the Corporation pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation, as amended, of the Corporation, and in accordance with Section 141(c) of the General Corporation Law of the State of Delaware.

         1. The Board of Directors has on May 13, 1998 adopted the following resolution:

         "RESOLVED, that the issue of a series of Preferred Stock of the Corporation is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof, in addition to those set forth in the Restated Certificate of Incorporation, as amended, of the Corporation, are hereby fixed as follows:

                          5% Cumulative Preferred Stock

                  (1) Number of Shares and Designation. 407,718 shares of Preferred Stock, without par value of the Corporation are hereby constituted as a series of Preferred Stock, without par value and designated as 5% Cumulative Preferred Stock (hereinafter called the "5% Preferred Stock").

                  (2) Dividends. The holders of shares of the 5% Preferred Stock shall be entitled to receive cash dividends, when and as declared by the Board of Directors of the Corporation, out of assets legally available for such purpose, at the rate determined as provided below. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable semi-annually in arrears, when and as declared by the Board of Directors of the Corporation, on the last day of June and December in each year to holders of record, in each case, on the last business day of the calendar month next preceding the dividend payment date (and the semi-annual dividend periods shall commence on the first day following each dividend payment date and end on the next succeeding dividend payment date).

                  Dividends on the 5% Preferred Stock for semi-annual dividend periods will be payable at the rate of 5% per annum from the date of original issue. The amount of dividends payable on each share of 5% Preferred Stock for each full semi-annual dividend period shall be computed by dividing the dividend rate by two and applying the dividend rate to each outstanding share.

                  (3) Liquidation Preference. The amount to which shares of 5% Preferred Stock shall be entitled upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, shall be $50.00 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for payment, whether or not earned or declared, and no more. Such amount to be set apart from holders or paid to holders out of the assets of the Corporation before any distribution is made to or set apart for holders of the Corporation's Common Stock.

                  (4) Redemption. (a) The shares of the 5% Preferred Stock shall be subject to redemption in whole or in part at the option of the Corporation, by vote of the Board of Directors, at $50.00 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for redemption, whether or not earned or declared, and no more. If less than all of the outstanding shares of 5% Preferred Stock are to be redeemed, the shares to be redeemed shall be determined by lot in such usual manner and subject to such regulations as the Board of Directors in its sole discretion shall prescribe.

                           (b) At least 30 days prior to the date fixed for the redemption of shares of the 5% Preferred Stock, a written notice shall be mailed to each holder of record of shares of 5% Preferred Stock to be redeemed in a postage prepaid envelope addressed to such holder at his post office address as shown on the records of the Corporation, notifying such holder of the election of the Corporation to redeem such shares stating the date fixed for redemption thereof (the "redemption date"), and calling upon such holder to surrender to the Corporation on the redemption date at the place designated in such notice his certificate or certificates representing the number of shares specified in such notice of redemption.

                           (c) On or after the redemption date each holder of shares of 5% Preferred Stock to be redeemed shall present and surrender his certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the redemption price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled.

                           (d) In case less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                           (e) From and after the redemption date (unless default shall be made by the Corporation in payment of the redemption price) all dividends on the shares of 5% Preferred Stock designated for redemption in such notice shall cease to accrue, and all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price thereof upon the surrender of certificates representing the same, shall cease and determine and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

                           (f) At its election, prior to the redemption date, the Corporation may deposit the redemption price of the shares of 5% Preferred Stock called for redemption in trust for the holders thereof with a bank or trust company (having a capital and surplus of not less than $1,000,000) in the City of Chicago, Illinois or in the Borough of Manhattan, City and State of New York or in any other city in which the Corporation at the time shall maintain a transfer agency with respect to such stock, in which case such redemption notice shall state the date of such deposit, shall specify the office of such bank or trust company as the place of payment of the redemption price, and shall call upon such holders to surrender the certificates representing such shares at such place on or after the date fixed in such redemption notice (which shall not be later than the redemption date) against payment of the redemption price. From and after the making of such deposit, the shares of 5% Preferred Stock so designated for redemption shall not be deemed to be outstanding for any purpose whatsoever, and the rights of the holders of such shares shall be limited to the right to receive the redemption price of such shares without interest, upon surrender of the certificates representing the same to the Corporation at said office of such bank or trust company.

                           (g) Any moneys so deposited which shall remain
unclaimed by the holders of such 5% Preferred Stock at the end of six years after the redemption date shall be returned by such bank or trust company to the Corporation after which the holders of the 5% Preferred Stock shall have no further interest in such moneys.

                  (5) Shares to be Retired. All shares of 5% Preferred Stock purchased or redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of the class of Preferred Stock without par value, without designation as to series, and may thereafter be issued, but not as shares of 5% Preferred Stock.

                  (6) Conversion or Exchange. The holders of shares of 5% Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other series of any class or classes of capital stock (or any other security) of the Corporation.

                  (7) Voting Rights. (a) Each holder of 5% Preferred Stock shall be entitled to one vote for each share held on each matter submitted to a vote of stockholders of the Corporation and, except as otherwise herein or by law provided, the 5% Preferred Stock, the Common Stock of the Corporation, and any other capital stock of the Corporation at the time entitled thereto, shall vote together as one class, except that while the holders of 5% Preferred Stock, voting as a class, are entitled to elect two directors as hereinafter provided, they shall not be entitled to participate with the Common Stock (or any other capital stock as stated above) in the election of any other directors.

                           (b) In case at any time three or more full semi-annual dividends (whether consecutive or not) on the 5% Preferred Stock shall be in arrears, then during the period (the "Class Voting Period") commencing with such time and ending with the time when all arrears in dividends on the 5% Preferred Stock shall have been paid and the full dividend on the 5% Preferred Stock for the then current semi-annual dividend period shall have been declared and paid or set aside for payment, at any meeting of the stockholders of the Corporation held for the election of directors during the Class Voting Period, the holders of 5% Preferred Stock represented in person or by proxy at said meeting shall be entitled, as a class, to the exclusion of the holders of all other classes of stock of the Corporation, to elect two directors of the Corporation, each share of 5% Preferred Stock entitling the holder thereof to one vote.

                           (c) Any director who shall have been elected by holders of 5% Preferred Stock or by any director so elected as herein contemplated, may be removed at any time during a Class Voting Period, either for or without cause, by, and only by, the affirmative votes of the holders of record of a majority of the outstanding shares of 5% Preferred Stock given at a special meeting of such stockholders called for the purpose, and any vacancy thereby created may be filled during such Class Voting Period by the holders of 5% Preferred Stock present in person or represented by proxy at such meeting. Any director to be elected by the Board of Directors of the Corporation to replace a director elected by holders of 5% Preferred Stock or elected by a director as provided for in this sentence shall be elected by the remaining director previously elected by the holders of 5% Preferred Stock. At the end of the Class Voting Period the holders of 5% Preferred Stock shall be automatically divested of all voting power vested in them under this resolution but subject always to the subsequent vesting hereunder of voting power in the holders of 5% Preferred Stock in the event of any similar default or defaults thereafter.

                  (8) Ranking. The 5% Preferred Stock shall rank on a parity with the Corporation's 8-1/4% Cumulative Preferred Stock, Series 1992-A, 7.35% Cumulative Preferred Stock, Series 1993-A, $4.50 Cumulative Preferred Stock and $4.30 Cumulative Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and shall rank prior to the Corporation's Common Stock and Series A Junior Participating Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and prior to any other series of stock authorized to be issued by the Corporation which ranks junior to the Corporation's 8-1/4% Cumulative Preferred Stock, Series 1992-A, 7.35% Cumulative Preferred Stock, Series 1993-A, $4.50 Cumulative Preferred Stock and $4.30 Cumulative Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary.

                  (9) Amendments. While any 5% Preferred Stock is outstanding, the Corporation shall not alter or change the preferences, special rights or powers of the 5% Preferred Stock so as to adversely affect the 5% Preferred Stock without the affirmative consent (given in writing or at a meeting duly called for the purpose) of the holders of at least two-thirds (2/3rds) of the aggregate number of shares of 5% Preferred Stock then outstanding.

         "FURTHER RESOLVED, that the Chairman, President, or any Vice President, together with the Secretary or an Assistant Secretary, of the Corporation are hereby authorized and directed to execute, acknowledge, file with the Delaware Secretary of State, and record in New Castle County, Delaware, a Certificate of Designation, Preferences and Rights of the 5% Preferred Stock when such officers of the Corporation shall in their sole discretion consider such action to be necessary or advisable; and

         "FURTHER RESOLVED, that the form of certificates for the 5% Preferred Stock which form of certificate has been presented to this meeting, and a copy of which the Secretary or an Assistant Secretary is instructed to mark for identification and file with the corporate records, is hereby approved, the facsimile signatures of the officers of the Corporation contained on the certificates are adopted as the valid and binding signatures of the officers so signing, and the proper corporate officers are authorized on behalf of and under the corporate seal of the Corporation to execute and deliver the said certificates in substantially the form presented with such changes therein as may be approved by the officers executing the same, execution thereof to be conclusive evidence of such approval; and

         "FURTHER RESOLVED, that application be made to the New York Stock Exchange, Inc. (the "Exchange") for listing of the 5% Preferred Stock upon official notice of issuance of the 5%

Preferred Stock and that Messrs. J. W. Blenke, P. R. Shay and P. D. Schwartz or any counsel designated by any of the foregoing individuals, be and each hereby are authorized and designated by the Corporation to appear before the Exchange in furtherance of the listing of said 5% Preferred Stock, including authority to file or make any such changes in the said applications or any agreements relevant thereto and to execute any and all documents on behalf of the Corporation as may be necessary or desirable to conform with the requirements for listing; and

         "FURTHER RESOLVED, that the officers of the Corporation, or any counsel designated thereby, are hereby severally authorized to execute on behalf of the Corporation and file with appropriate authorities such applications, statements, certificates, consents, and other documents as may be necessary for the registration or qualification of the 5% Preferred Stock under the securities laws of the states of the United States in which such securities are required to be registered or qualified, and any actions having previously been taken are hereby authorized, approved and ratified; and

         "FURTHER RESOLVED, that Harris Trust and Savings Bank ("Harris Bank") is hereby appointed as transfer agent and registrar for the 5% Preferred Stock upon such terms as the officers of the Corporation consider necessary or advisable; and

         "FURTHER RESOLVED, that for the purpose of the original issue of the shares of 5% Preferred Stock, Harris Bank, as the Corporation's transfer agent and registrar, is authorized and directed to issue and is authorized to register and deliver certificates representing an aggregate of up to 407,718 shares of 5% Preferred Stock of the Corporation all in accordance with instructions from the officers of the Corporation; and

         "FURTHER RESOLVED, that the 5% Preferred Stock shall be without par value; and

         "FURTHER RESOLVED, that the officers of the Corporation are hereby authorized and directed on behalf of the Corporation to take and cause to be taken all action necessary or desirable to carry out the terms, implications and intent of these resolutions, and to consummate the transactions contemplated therein."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation, Preferences and Rights to be signed by David A. Schoenholz, Executive Vice President and Chief Financial Officer of the Corporation, and attested by Patrick D. Schwartz, Associate General Counsel and Assistant Secretary, this 30th day of June, 1998.

                                           HOUSEHOLD INTERNATIONAL, INC.

                                           By:      /s/  David A. Schoenholz
                                                    -------------------------
                                                    Executive Vice President-
                                                    Chief Financial Officer
Attest:

/s/  Patrick D. Schwartz
-----------------------------
Associate General Counsel and
Assistant Secretary

                          HOUSEHOLD INTERNATIONAL, INC.

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                        $4.50 Cumulative Preferred Stock
                               (Without Par Value)


         HOUSEHOLD INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolution was duly adopted by the Board of Directors of the Corporation pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation, as amended, of the Corporation, and in accordance with Section 141(c) of the General Corporation Law of the State of Delaware.

         1. The Board of Directors has on May 13, 1998 adopted the following resolution:

         "RESOLVED, that the issue of a series of Preferred Stock of the Corporation is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof, in addition to those set forth in the Restated Certificate of Incorporation, as amended, of the Corporation, are hereby fixed as follows:

                        $4.50 Cumulative Preferred Stock

                  (1) Number of Shares and Designation. 103,976 shares of Preferred Stock, without par value of the Corporation are hereby constituted as a series of Preferred Stock, without par value and designated as $4.50 Cumulative Preferred Stock (hereinafter called the "$4.50 Preferred Stock").

                  (2) Dividends. The holders of shares of the $4.50 Preferred Stock shall be entitled to receive cash dividends, when and as declared by the Board of Directors of the Corporation, out of assets legally available for such purpose, at the rate determined as provided below. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable semi-annually in arrears, when and as declared by the Board of Directors of the Corporation, on the last day of June and December in each year to holders of record, in each case, on the last business day of the calendar month next preceding the dividend payment date (and the semi-annual dividend periods shall commence on the first day following each dividend payment date and end on the next succeeding dividend payment date).

                  Dividends on the $4.50 Preferred Stock for semi-annual dividend periods will be payable at the rate of $4.50 per annum from the date of original issue. The amount of dividends payable on each share of $4.50 Preferred Stock for each full semi-annual dividend period shall be computed by dividing the dividend rate by two and applying the dividend rate to each outstanding share.

                  (3) Liquidation Preference. The amount to which shares of $4.50 Preferred Stock shall be entitled upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, shall be $100.00 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for payment, whether or not earned or declared, and no more. Such amount to be set apart from holders or paid to holders out of the assets of the Corporation before any distribution is made to or set apart for holders of the Corporation's Common Stock.

                  (4) Redemption. (a) The shares of the $4.50 Preferred Stock shall be subject to redemption in whole or in part at the option of the Corporation, by vote of the Board of Directors, at $103.00 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for redemption, whether or not earned or declared, and no more. If less than all of the outstanding shares of $4.50 Preferred Stock are to be redeemed, the shares to be redeemed shall be determined by lot in such usual manner and subject to such regulations as the Board of Directors in its sole discretion shall prescribe.

                           (b) At least 30 days prior to the date fixed for the redemption of shares of the $4.50 Preferred Stock, a written notice shall be mailed to each holder of record of shares of $4.50 Preferred Stock to be redeemed in a postage prepaid envelope addressed to such holder at his post office address as shown on the records of the Corporation, notifying such holder of the election of the Corporation to redeem such shares stating the date fixed for redemption thereof (the "redemption date"), and calling upon such holder to surrender to the Corporation on the redemption date at the place designated in such notice his certificate or certificates representing the number of shares specified in such notice of redemption.

                           (c) On or after the redemption date each holder of shares of $4.50 Preferred Stock to be redeemed shall present and surrender his certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the redemption price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled.

                           (d) In case less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                           (e) From and after the redemption date (unless default shall be made by the Corporation in payment of the redemption price) all dividends on the shares of $4.50 Preferred Stock designated for redemption in such notice shall cease to accrue, and all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price thereof upon the surrender of certificates representing the same, shall cease and determine and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

                           (f) At its election, prior to the redemption date, the Corporation may deposit the redemption price of the shares of $4.50 Preferred Stock called for redemption in trust for the holders thereof with a bank or trust company (having a capital and surplus of not less than $1,000,000) in the City of Chicago, Illinois or in the Borough of Manhattan, City and State of New York or in any other city in which the Corporation at the time shall maintain a transfer agency with respect to such stock, in which case such redemption notice shall state the date of such deposit, shall specify the office of such bank or trust company as the place of payment of the redemption price, and shall call upon such holders to surrender the certificates representing such shares at such place on or after the date fixed in such redemption notice (which shall not be later than the redemption date) against payment of the redemption price. From and after the making of such deposit, the shares of $4.50 Preferred Stock so designated for redemption shall not be deemed to be outstanding for any purpose whatsoever, and the rights of the holders of such shares shall be limited to the right to receive the redemption price of such shares without interest, upon surrender of the certificates representing the same to the Corporation at said office of such bank or trust company.

                           (g) Any moneys so deposited which shall remain unclaimed by the holders of such $4.50 Preferred Stock at the end of six years after the redemption date shall be returned by such bank or trust company to the Corporation after which the holders of the $4.50 Preferred Stock shall have no further interest in such moneys.

                  (5) Shares to be Retired. All shares of $4.50 Preferred Stock purchased or redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of the class of Preferred Stock without par value, without designation as to series, and may thereafter be issued, but not as shares of $4.50 Preferred Stock.

                  (6) Conversion or Exchange. The holders of shares of $4.50 Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other series of any class or classes of capital stock (or any other security) of the Corporation.

                  (7) Voting Rights. (a) Each holder of $4.50 Preferred Stock shall be entitled to one vote for each share held on each matter submitted to a vote of stockholders of the Corporation and, except as otherwise herein or by law provided, the $4.50 Preferred Stock, the Common Stock of the Corporation, and any other capital stock of the Corporation at the time entitled thereto, shall vote together as one class, except that while the holders of $4.50 Preferred Stock, voting as a class, are entitled to elect two directors as hereinafter provided, they shall not be entitled to participate with the Common Stock (or any other capital stock as stated above) in the election of any other directors.

                           (b) In case at any time three or more full semi-annual dividends (whether consecutive or not) on the $4.50 Preferred Stock shall be in arrears, then during the period (the "Class Voting Period") commencing with such time and ending with the time when all arrears in dividends on the $4.50 Preferred Stock shall have been paid and the full dividend on the $4.50 Preferred Stock for the then current semi-annual dividend period shall have been declared and paid or set aside for payment, at any meeting of the stockholders of the Corporation held for the election of directors during the Class Voting Period, the holders of $4.50 Preferred Stock represented in person or by proxy at said meeting shall be entitled, as a class, to the exclusion of the holders of all other classes of stock of the Corporation, to elect two directors of the Corporation, each share of $4.50 Preferred Stock entitling the holder thereof to one vote.

                           (c) Any director who shall have been elected by holders of $4.50 Preferred Stock or by any director so elected as herein contemplated, may be removed at any time during a Class Voting Period, either for or without cause, by, and only by, the affirmative votes of the holders of record of a majority of the outstanding shares of $4.50 Preferred Stock given at a special meeting of such stockholders called for the purpose, and any vacancy thereby created may be filled during such Class Voting Period by the holders of $4.50 Preferred Stock present in person or represented by proxy at such meeting. Any director to be elected by the Board of Directors of the Corporation to replace a director elected by holders of $4.50 Preferred Stock or elected by a director as provided for in this sentence shall be elected by the remaining director previously elected by the holders of $4.50 Preferred Stock. At the end of the Class Voting Period the holders of $4.50 Preferred Stock shall be automatically divested of all voting power vested in them under this resolution but subject always to the subsequent vesting hereunder of voting power in the holders of $4.50 Preferred Stock in the event of any similar default or defaults thereafter.

                  (8) Ranking. The $4.50 Preferred Stock shall rank on a parity with the Corporation's 8-1/4% Cumulative Preferred Stock, Series 1992-A, 7.35% Cumulative Preferred Stock, Series 1993-A, 5% Cumulative Preferred Stock and $4.30 Cumulative Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and shall rank prior to the Corporation's Common Stock and Series A Junior Participating Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and prior to any other series of stock authorized to be issued by the Corporation which ranks junior to the Corporation's 8-1/4% Cumulative Preferred Stock, Series 1992-A, 7.35% Cumulative Preferred Stock, Series 1993-A, 5% Cumulative Preferred Stock and $4.30 Cumulative Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary.

                  (9) Amendments. While any $4.50 Preferred Stock is outstanding, the Corporation shall not alter or change the preferences, special rights or powers of the $4.50 Preferred Stock so as to adversely affect the $4.50 Preferred Stock without the affirmative consent (given in writing or at a meeting duly called for the purpose) of the holders of at least two-thirds (2/3rds) of the aggregate number of shares of $4.50 Preferred Stock then outstanding.

         "FURTHER RESOLVED, that the Chairman, President, or any Vice President, together with the Secretary or an Assistant Secretary, of the Corporation are hereby authorized and directed to execute, acknowledge, file with the Delaware Secretary of State, and record in New Castle County, Delaware, a Certificate of Designation, Preferences and Rights of the $4.50 Preferred Stock when such officers of the Corporation shall in their sole discretion consider such action to be necessary or advisable; and

         "FURTHER RESOLVED, that the form of certificates for the $4.50 Preferred Stock which form of certificate has been presented to this meeting, and a copy of which the Secretary or an Assistant Secretary is instructed to mark for identification and file with the corporate records, is hereby approved, the facsimile signatures of the officers of the Corporation contained on the certificates are adopted as the valid and binding signatures of the officers so signing, and the proper corporate officers are authorized on behalf of and under the corporate seal of the Corporation to execute and deliver the said certificates in substantially the form presented with such changes therein as may be approved by the officers executing the same, execution thereof to be conclusive evidence of such approval; and

         "FURTHER RESOLVED, that application be made to the New York Stock Exchange, Inc. (the "Exchange") for listing of the $4.50 Preferred Stock upon official notice of issuance of the $4.50 Preferred Stock and that Messrs. J. W. Blenke, P. R. Shay and P. D. Schwartz or any counsel designated by any of the foregoing individuals, be and each hereby are authorized and designated by the Corporation to appear before the Exchange in furtherance of the listing of said $4.50 Preferred Stock, including authority to file or make any such changes in the said applications or any agreements relevant thereto and to execute any and all documents on behalf of the Corporation as may be necessary or desirable to conform with the requirements for listing; and

         "FURTHER RESOLVED, that the officers of the Corporation, or any counsel designated thereby, are hereby severally authorized to execute on behalf of the Corporation and file with appropriate authorities such applications, statements, certificates, consents, and other documents as may be necessary for the registration or qualification of the $4.50 Preferred Stock under the securities laws of the states of the United States in which such securities are required to be registered or qualified, and any actions having previously been taken are hereby authorized, approved and ratified; and

         "FURTHER RESOLVED, that Harris Trust and Savings Bank ("Harris Bank") is hereby appointed as transfer agent and registrar for the $4.50 Preferred Stock upon such terms as the officers of the Corporation consider necessary or advisable; and

         "FURTHER RESOLVED, that for the purpose of the original issue of the shares of $4.50 Preferred Stock, Harris Bank, as the Corporation's transfer agent and registrar, is authorized and directed to issue and is authorized to register and deliver certificates representing an aggregate of up to 103,976 shares of $4.50 Preferred Stock of the Corporation all in accordance with instructions from the officers of the Corporation; and

         "FURTHER RESOLVED, that the $4.50 Preferred Stock shall be without par value; and

         "FURTHER RESOLVED, that the officers of the Corporation are hereby authorized and directed on behalf of the Corporation to take and cause to be taken all action necessary or desirable to carry out the terms, implications and intent of these resolutions, and to consummate the transactions contemplated therein."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation, Preferences and Rights to be signed by David A. Schoenholz, Executive Vice President and Chief Financial Officer of the Corporation, and attested by Patrick D. Schwartz, Associate General Counsel and Assistant Secretary, this 30th day of June, 1998.

                                             HOUSEHOLD INTERNATIONAL, INC.

                                             By:      /s/  David A. Schoenholz
                                                      -------------------------
                                                      Executive Vice President-
                                                      Chief Financial Officer
Attest:

/s/  Patrick D. Schwartz
-----------------------------
Associate General Counsel and
Assistant Secretary

                          HOUSEHOLD INTERNATIONAL, INC.

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                        $4.30 Cumulative Preferred Stock
                               (Without Par Value)


         HOUSEHOLD INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolution was duly adopted by the Board of Directors of the Corporation pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation, as amended, of the Corporation, and in accordance with Section 141(c) of the General Corporation Law of the State of Delaware.

         1. The Board of Directors has on May 13, 1998 adopted the following resolution:

         "RESOLVED, that the issue of a series of Preferred Stock of the Corporation is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof, in addition to those set forth in the Restated Certificate of Incorporation, as amended, of the Corporation, are hereby fixed as follows:

                        $4.30 Cumulative Preferred Stock

                  (1) Number of Shares and Designation. 836,585 shares of Preferred Stock, without par value of the Corporation are hereby constituted as a series of Preferred Stock, without par value and designated as $4.30 Cumulative Preferred Stock (hereinafter called the "$4.30 Preferred Stock").

                  (2) Dividends. The holders of shares of the $4.30 Preferred Stock shall be entitled to receive cash dividends, when and as declared by the Board of Directors of the Corporation, out of assets legally available for such purpose, at the rate determined as provided below. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable semi-annually in arrears, when and as declared by the Board of Directors of the Corporation, on the last day of March and September in each year to holders of record, in each case, on the last business day of the calendar month next preceding the dividend payment date (and the semi-annual dividend periods shall commence on the first day following each dividend payment date and end on the next succeeding dividend payment date).

                  Dividends on the $4.30 Preferred Stock for semi-annual dividend periods will be payable at the rate of $4.30 per annum from the date of original issue. The amount of dividends payable on each share of $4.30 Preferred Stock for each full semi-annual dividend period shall be computed by dividing the dividend rate by two and applying the dividend rate to each outstanding share.

                  (3) Liquidation Preference. The amount to which shares of $4.30 Preferred Stock shall be entitled upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, shall be $100.00 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for payment, whether or not earned or declared, and no more. Such amount to be set apart from holders or paid to holders out of the assets of the Corporation before any distribution is made to or set apart for holders of the Corporation's Common Stock.

                  (4) Redemption. (a) The shares of the $4.30 Preferred Stock shall be subject to redemption in whole or in part at the option of the Corporation, by vote of the Board of Directors, at $100.00 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for redemption, whether or not earned or declared, and no more. If less than all of the outstanding shares of $4.30 Preferred Stock are to be redeemed, the shares to be redeemed shall be determined by lot in such usual manner and subject to such regulations as the Board of Directors in its sole discretion shall prescribe.

                           (b) At least 30 days prior to the date fixed for the redemption of shares of the $4.30 Preferred Stock, a written notice shall be mailed to each holder of record of shares of $4.30 Preferred Stock to be redeemed in a postage prepaid envelope addressed to such holder at his post office address as shown on the records of the Corporation, notifying such holder of the election of the Corporation to redeem such shares stating the date fixed for redemption thereof (the "redemption date"), and calling upon such holder to surrender to the Corporation on the redemption date at the place designated in such notice his certificate or certificates representing the number of shares specified in such notice of redemption.

                           (c) On or after the redemption date each holder of shares of $4.30 Preferred Stock to be redeemed shall present and surrender his certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the redemption price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled.

                           (d) In case less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                           (e) From and after the redemption date (unless default shall be made by the Corporation in payment of the redemption price) all dividends on the shares of $4.30 Preferred Stock designated for redemption in such notice shall cease to accrue, and all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price thereof upon the surrender of certificates representing the same, shall cease and determine and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

                           (f) At its election, prior to the redemption date, the Corporation may deposit the redemption price of the shares of $4.30 Preferred Stock called for redemption in trust for the holders thereof with a bank or trust company (having a capital and surplus of not less than $1,000,000) in the City of Chicago, Illinois or in the Borough of Manhattan, City and State of New York or in any other city in which the Corporation at the time shall maintain a transfer agency with respect to such stock, in which case such redemption notice shall state the date of such deposit, shall specify the office of such bank or trust company as the place of payment of the redemption price, and shall call upon such holders to surrender the certificates representing such shares at such place on or after the date fixed in such redemption notice (which shall not be later than the redemption date) against payment of the redemption price. From and after the making of such deposit, the shares of $4.30 Preferred Stock so designated for redemption shall not be deemed to be outstanding for any purpose whatsoever, and the rights of the holders of such shares shall be limited to the right to receive the redemption price of such shares without interest, upon surrender of the certificates representing the same to the Corporation at said office of such bank or trust company.

                           (g) Any moneys so deposited which shall remain unclaimed by the holders of such $4.30 Preferred Stock at the end of six years after the redemption date shall be returned by such bank or trust company to the Corporation after which the holders of the $4.30 Preferred Stock shall have no further interest in such moneys.

                  (5) Shares to be Retired. All shares of $4.30 Preferred Stock purchased or redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of the class of Preferred Stock without par value, without designation as to series, and may thereafter be issued, but not as shares of $4.30 Preferred Stock.

                  (6) Conversion or Exchange. The holders of shares of $4.30 Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other series of any class or classes of capital stock (or any other security) of the Corporation.

                  (7) Voting Rights. (a) Each holder of $4.30 Preferred Stock shall be entitled to one vote for each share held on each matter submitted to a vote of stockholders of the Corporation and, except as otherwise herein or by law provided, the $4.30 Preferred Stock, the Common Stock of the Corporation, and any other capital stock of the Corporation at the time entitled thereto, shall vote together as one class, except that while the holders of $4.30 Preferred Stock, voting as a class, are entitled to elect two directors as hereinafter provided, they shall not be entitled to participate with the Common Stock (or any other capital stock as stated above) in the election of any other directors.

                           (b) In case at any time three or more full semi-annual dividends (whether consecutive or not) on the $4.30 Preferred Stock shall be in arrears, then during the period (the "Class Voting Period") commencing with such time and ending with the time when all arrears in dividends on the $4.30 Preferred Stock shall have been paid and the full dividend on the $4.30 Preferred Stock for the then current semi-annual dividend period shall have been declared and paid or set aside for payment, at any meeting of the stockholders of the Corporation held for the election of directors during the Class Voting Period, the holders of $4.30 Preferred Stock represented in person or by proxy at said meeting shall be entitled, as a class, to the exclusion of the holders of all other classes of stock of the Corporation, to elect two directors of the Corporation, each share of $4.30 Preferred Stock entitling the holder thereof to one vote.

                           (c) Any director who shall have been elected by holders of $4.30 Preferred Stock or by any director so elected as herein contemplated, may be removed at any time during a Class Voting Period, either for or without cause, by, and only by, the affirmative votes of the holders of record of a majority of the outstanding shares of $4.30 Preferred Stock given at a special meeting of such stockholders called for the purpose, and any vacancy thereby created may be filled during such Class Voting Period by the holders of $4.30 Preferred Stock present in person or represented by proxy at such meeting. Any director to be elected by the Board of Directors of the Corporation to replace a director elected by holders of $4.30 Preferred Stock or elected by a director as provided for in this sentence shall be elected by the remaining director previously elected by the holders of $4.30 Preferred Stock. At the end of the Class Voting Period the holders of $4.30 Preferred Stock shall be automatically divested of all voting power vested in them under this resolution but subject always to the subsequent vesting hereunder of voting power in the holders of $4.30 Preferred Stock in the event of any similar default or defaults thereafter.

                  (8) Ranking. The $4.30 Preferred Stock shall rank on a parity with the Corporation's 8-1/4% Cumulative Preferred Stock, Series 1992-A, 7.35% Cumulative Preferred Stock, Series 1993-A, $4.50 Cumulative Preferred Stock and 5% Cumulative Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and shall rank prior to the Corporation's Common Stock and Series A Junior Participating Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and prior to any other series of stock authorized to be issued by the Corporation which ranks junior to the Corporation's 8-1/4% Cumulative Preferred Stock, Series 1992-A, 7.35% Cumulative Preferred Stock, Series 1993-A, $4.50 Cumulative Preferred Stock and 5% Cumulative Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary.

                  (9) Amendments. While any $4.30 Preferred Stock is outstanding, the Corporation shall not alter or change the preferences, special rights or powers of the $4.30 Preferred Stock so as to adversely affect the $4.30 Preferred Stock without the affirmative consent (given in writing or at a meeting duly called for the purpose) of the holders of at least two-thirds (2/3rds) of the aggregate number of shares of $4.30 Preferred Stock then outstanding.

         "FURTHER RESOLVED, that the Chairman, President, or any Vice President, together with the Secretary or an Assistant Secretary, of the Corporation are hereby authorized and directed to execute, acknowledge, file with the Delaware Secretary of State, and record in New Castle County, Delaware, a Certificate of Designation, Preferences and Rights of the $4.30 Preferred Stock when such officers of the Corporation shall in their sole discretion consider such action to be necessary or advisable; and

         "FURTHER RESOLVED, that the form of certificates for the $4.30 Preferred Stock which form of certificate has been presented to this meeting, and a copy of which the Secretary or an Assistant Secretary is instructed to mark for identification and file with the corporate records, is hereby approved, the facsimile signatures of the officers of the Corporation contained on the certificates are adopted as the valid and binding signatures of the officers so signing, and the proper corporate officers are authorized on behalf of and under the corporate seal of the Corporation to execute and deliver the said certificates in substantially the form presented with such changes therein as may be approved by the officers executing the same, execution thereof to be conclusive evidence of such approval; and

         "FURTHER RESOLVED, that application be made to the New York Stock Exchange, Inc. (the "Exchange") for listing of the $4.30 Preferred Stock upon official notice of issuance of the $4.30 Preferred Stock and that Messrs. J. W. Blenke, P. R. Shay and P. D. Schwartz or any counsel designated by any of the foregoing individuals, be and each hereby are authorized and designated by the Corporation to appear before the Exchange in furtherance of the listing of said $4.30 Preferred Stock, including authority to file or make any such changes in the said applications or any agreements relevant thereto and to execute any and all documents on behalf of the Corporation as may be necessary or desirable to conform with the requirements for listing; and

         "FURTHER RESOLVED, that the officers of the Corporation, or any counsel designated thereby, are hereby severally authorized to execute on behalf of the Corporation and file with appropriate authorities such applications, statements, certificates, consents, and other documents as may be necessary for the registration or qualification of the $4.30 Preferred Stock under the securities laws of the states of the United States in which such securities are required to be registered or qualified, and any actions having previously been taken are hereby authorized, approved and ratified; and

         "FURTHER RESOLVED, that Harris Trust and Savings Bank ("Harris Bank") is hereby appointed as transfer agent and registrar for the $4.30 Preferred Stock upon such terms as the officers of the Corporation consider necessary or advisable; and

         "FURTHER RESOLVED, that for the purpose of the original issue of the shares of $4.30 Preferred Stock, Harris Bank, as the Corporation's transfer agent and registrar, is authorized and directed to issue and is authorized to register and deliver certificates representing an aggregate of up to 836,585 shares of $4.30 Preferred Stock of the Corporation all in accordance with instructions from the officers of the Corporation; and

         "FURTHER RESOLVED, that the $4.30 Preferred Stock shall be without par value; and

         "FURTHER RESOLVED, that the officers of the Corporation are hereby authorized and directed on behalf of the Corporation to take and cause to be taken all action necessary or desirable to carry out the terms, implications and intent of these resolutions, and to consummate the transactions contemplated therein."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation, Preferences and Rights to be signed by David A. Schoenholz, Executive Vice President and Chief Financial Officer of the Corporation, and attested by Patrick D. Schwartz, Associate General Counsel and Assistant Secretary, this 30th day of June, 1998.

                                        HOUSEHOLD INTERNATIONAL, INC.

                                        By:      /s/ David A. Schoenholz
                                                 -------------------------
                                                 Executive Vice President-
                                                 Chief Financial Officer
Attest:

/s/ Patrick D. Schwartz
-----------------------------
Associate General Counsel and
Assistant Secretary

                          HOUSEHOLD INTERNATIONAL, INC.

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                 7.50% Cumulative Preferred Stock, Series 2001-A
                               (Without Par Value)

         HOUSEHOLD INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation and by the Offering Committee of the Board of Directors, pursuant to authority conferred upon the Offering Committee by the resolutions of the Board of Directors set forth herein and in accordance with Section 141(c) of the General Corporation Law of the State of Delaware.

         1. The Board of Directors, on May 9, 2001 adopted the following resolutions designating an Offering Committee of the Board of Directors and authorizing the Offering Committee to act on behalf of the Board of Directors (within certain limitations) in connection with the designation, issuance and sale of shares in one or more series of Preferred Stock, without par value, of the Corporation:

         "FURTHER RESOLVED, that Messrs. W.F. Aldinger, J.B. Pitblado and J.D. Nichols (with any Director able to act as an alternate in the place of any named Director) are hereby designated as the Offering Committee of the Board of Directors. The Offering Committee of the Board of Directors shall have and may exercise, to the fullest extent permitted by law, the full power and authority of the Board of Directors with respect to the issuance and sale of (i) the Debt Securities, (ii) one or more new series of the Corporation's Preferred Stock, including, without limitation, establishing the purchase price therefore, and fixing the designations and any of the preferences, powers, rights (other than voting powers or voting rights which shall be fixed by the Board of Directors) and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, of such shares of each series of Preferred Stock, (iii) Stock Purchase Contracts, including without limitation, establishing the purchase price therefore, and fixing the powers, rights, preferences, and qualifications, limitations or restrictions thereof or
(iv) the Common Stock, provided however, that prior to the issuance of any Stock Purchase Contracts or shares of Common Stock by the Offering Committee pursuant to this authority, the Offering Committee shall report the relevant information pertaining to such offering to the Board of Directors; and

         "FURTHER RESOLVED, that notwithstanding the foregoing resolutions, the power and authority of the Offering Committee set forth in the preceding resolution shall expire on December 31, 2004, unless extended by further action of the Board of Directors of the Corporation; and

         "FURTHER RESOLVED, that the Offering Committee is authorized to take such additional actions and adopt such additional resolutions as it deems necessary or appropriate for the purpose of authorizing and implementing the issuance, offer, and sale for cash the Preferred Stock, including, without limiting the generality of the foregoing, the authorization and execution of agreements (including underwriting agreements) relating to the offer and sale of Preferred Stock, approval of forms of stock certificates and authorization of issuance of Preferred Stock in uncertificated form, any actions which may be necessary to qualify the offering and sale of Preferred Stock under Blue Sky Laws of the various states, any necessary filings with the Secretary of State of Delaware and other jurisdictions, and the appointment of a transfer agent; and

         "FURTHER RESOLVED, that the Offering Committee is hereby empowered, in connection with the issuance and sale of any new series of the Corporation's Preferred Stock, to authorize the issuance and sale of depositary shares and depositary receipts for such depositary shares with respect to any such series of Preferred Stock, and to authorize the appointment of a depositary, registrar, and transfer agent for such depositary shares and depositary receipts, the execution of a depositary agreement, and any additional agreements or actions in connection therewith as the Offering Committee deems necessary or appropriate; and

         "FURTHER RESOLVED, that any Officer is hereby authorized and directed on behalf of the Corporation to take any and all other actions deemed by such Officer to be necessary or advisable with respect to the offer, issuance, and sale of the Securities."

         2. The Board of Directors, on May 9, 2001, adopted the following resolution pertaining to the voting rights for series of Preferred Stock, without par value, authorized for issuance by the Offering Committee of the Board of Directors:

         "FURTHER RESOLVED, that holders of each series of the Corporation's Preferred Stock which is authorized by the Offering Committee of the Board of Directors shall have no voting rights, and their consent shall not be required for taking any corporate action, except as otherwise set forth herein or as otherwise required by law, and except as otherwise provided by the Board of Directors with respect to any particular series of Preferred Stock:

         The consent of the holders of the Preferred Stock with respect to the matters set forth in sub-sections (i) and (iii) of paragraph (5) of Article IV of the Corporation's Restated Certificate of Incorporation ("Paragraph (5)") shall not be required, except with respect to the creation or issuance of any class of stock ranking prior to or on a parity with the Preferred Stock, or any series thereof, as to the payment of dividends or the distribution of assets; but the other provisions of Paragraph (5) shall be applicable to the Preferred Stock. The holders of the Preferred Stock shall have no right to elect directors pursuant to paragraph (6) of Article IV of the Corporation's Restated Certificate of Incorporation ("Paragraph (6)"), such right hereby being expressly withheld.

         In the event that any six quarterly cumulative dividends, whether consecutive or not, upon the Preferred Stock shall be in arrears, the holders of the Preferred Stock shall have the right, voting separately as a class with holders of shares of any one or more other series of preferred stock of the Corporation ranking on a parity with the Preferred Stock either as to payment of dividends or the distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and upon which like voting rights have been conferred and are then exercisable, at the next meeting of stockholders called for the election of directors, to elect two members of the Board of Directors. The right of such holders of such shares of the Preferred Stock, voting separately as a class, to elect (together with the holders of shares of any one or more other series of preferred stock of the Corporation ranking on such a parity) members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on such shares of the Preferred Stock shall have been paid in full, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent failure to pay dividends of the character above mentioned.

         Upon any termination of the right of the holders of the Preferred Stock as a class to elect directors as herein provided, the term of office of all directors so elected shall terminate immediately. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, the remaining director elected by such holders voting as a class shall end and the special voting powers vested in such holders as provided in this resolution shall have expired, the number of directors shall thereupon be such number as may be provided for in the Corporation's Bylaws irrespective of any increase made pursuant to the provisions of this resolution.

         Until all unpaid dividends on the Preferred Stock shall have been paid in full, and any series of preferred stock issued by the Corporation having the voting rights set forth in Paragraph (6) to exercise fully the right to elect directors as granted by and provided in Paragraph (6), the number of directors constituting the whole Board of Directors of the Corporation shall not be less than seven. If, upon any such arrearage in dividends the number of directors constituting the whole Board of Directors shall be less than seven, the size of the Board of Directors shall, immediately prior to the next meeting of stockholders called for the election of directors, automatically be increased by such number as shall be necessary to cause the number of directors constituting the whole Board of Directors to be no less than seven.

         To the extent that the Board of Directors is authorized to fix the designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof in respect of additional series of preferred stock, none of the preferences or rights of any such additional series as fixed by the Board of Directors shall rank prior to the Preferred Stock as to payment of dividends or the distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, without the consent of the holders of two-thirds of the outstanding shares of such series of Preferred Stock voting as a class.

         The foregoing voting provisions shall not apply to any series of Preferred Stock, if at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of such series of Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

         On any item in which the holders of Preferred Stock are entitled to vote, such holders shall be entitled to one vote for each share held.

3. By Unanimous Written Consent, dated as of September 20, 2001, the Offering Committee of the Board of Directors adopted the following resolution pursuant to authority conferred upon the Offering Committee of the Board of Directors by the resolutions of the Board of Directors set forth in paragraph 1 above of this Certificate of Designation, Preferences and Rights:

         "RESOLVED, that the issue of a series of Preferred Stock without par value of the Corporation is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof, in addition to those set forth in the Restated Certificate of Incorporation, as amended, of the Corporation, are hereby fixed as follows:

         7.50% Cumulative Preferred Stock, Series 2001-A

         (1) Number of Shares and Designation. 300,000 shares of Preferred Stock without par value of the Corporation are hereby constituted as a series of Preferred Stock without par value and designated as 7.50% Cumulative Preferred Stock, Series 2001-A (hereinafter called the "7.50% Preferred Stock").

         (2) Dividends. The holders of shares of the 7.50% Preferred Stock shall be entitled to receive cash dividends, when and as declared by the Board of Directors of the Corporation, out of assets legally available for such purpose, at the rate determined as provided below. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable quarterly in arrears, when and as declared by the Board of Directors of the Corporation, on the fifteenth day of January, April, July and October in each year to holders of record on the respective last business days of the preceding month (and the quarterly dividend periods shall commence on the first days of January, April, July and October).

         Dividends on the 7.50% Preferred Stock for quarterly dividend periods will be payable at the rate of 7.50% per annum from the date of original issue applied to the amount of $1,000 per share of 7.50% Preferred Stock. The amount of dividends payable on each share of 7.50% Preferred Stock for each full quarterly dividend period shall be computed by dividing the dividend rate by four and applying the dividend rate to the amount of $1,000 per share. The amount of dividends payable for any dividend period shorter than a full quarterly dividend period shall be computed on the basis of 30-day months, a 360-day year and the actual number of days elapsed in the period.

         (3) Liquidation Preference. The amount to which shares of 7.50% Preferred Stock Shall be entitled upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, shall be $1,000 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for payment, and no more.

         (4) Redemption. The shares of 7.50% Preferred Stock shall be subject to redemption in whole or in part at the option of the Corporation on or after September 27, 2006 at $1,000 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for redemption, and no more.

         (5) Shares to be Retired. All shares of 7.50% Preferred Stock purchased or redeemed by the Corporation shall be retired and cancelled and shall be restored to the statues of authorized but unissued shares of the class of Preferred Stock without par value, without designation as to series, and may thereafter be issued, but not as shares of 7.50% Preferred Stock.

         (6) Conversion or Exchange. The holders of shares of 7.50% Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other series of any class or classes of capital stock (or any other security) of the Corporation.

         (7) Ranking. The 7.50% Preferred Stock shall rank on a parity with the Corporation's 8-1/4% Cumulative Preferred Stock, Series 1992-A, 5% Cumulative Preferred Stock, $4.50 Cumulative Preferred Stock, and $4.30 Cumulative Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and shall rank prior to the Corporation's Common Stock and Series A Junior Participating Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and prior to any other series of stock authorized to be issued by the Corporation which ranks junior to the 8-1/4% Cumulative Preferred Stock, Series 1992-A, 5% Cumulative Preferred Stock, $4.50 Cumulative Preferred Stock, and $4.30 Cumulative Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution or winding up, whether voluntary or involuntary.

         (8) Depositary Shares and Depositary. The 7.50% Preferred Stock shall be represented by 12,000,000 depositary shares, as evidenced by depositary receipts, each depositary share representing ownership of one-fortieth of a share of the 7.50% Preferred Stock, and each owner of a depositary share shall be entitled, in proportion to one-fortieth of a share of the 7.50% Preferred Stock represented by the depositary share, to all the rights and preferences of the 7.50% Preferred Stock (including dividend, voting, redemption and liquidation rights).

         Computershare Trust Company of New York is appointed depositary of the 7.50% Preferred Stock and shall issue the depositary receipts evidencing the depositary shares in accordance with the terms of a deposit agreement to be entered into between the Corporation and such depositary, which agreement is hereby authorized. Computershare Investor Services, LLC is appointed as registrar and transfer agent for the depositary shares.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation, Preferences and Rights to be signed by John W. Blenke Vice President-Corporate Law and Assistant Secretary, and attested by Patrick D. Schwartz, Assistant General Counsel and Assistant Secretary, this 20th day of September, 2001.


                           HOUSEHOLD INTERNATIONAL, INC.


                           By: John W. Blenke
                           --------------------------------------------------
                           Vice President-Corporate Law & Assistant Secretary

Attest:

Patrick D. Schwartz
-------------------
Assistant Secretary

                          HOUSEHOLD INTERNATIONAL, INC.
               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                 7.60% Cumulative Preferred Stock, Series 2002-A
                               (Without Par Value)

         HOUSEHOLD INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation and by the Offering Committee of the Board of Directors, pursuant to authority conferred upon the Offering Committee by the resolutions of the Board of Directors set forth herein and in accordance with Section 141(c) of the General Corporation Law of the State of Delaware.

         1. The Board of Directors, on May 9, 2001 adopted the following resolutions designating an Offering Committee of the Board of Directors and authorizing the Offering Committee to act on behalf of the Board of Directors (within certain limitations) in connection with the designation, issuance and sale of shares in one or more series of Preferred Stock, without par value, of the Corporation:

         "FURTHER RESOLVED, that Messrs. W.F. Aldinger, J.B. Pitblado and J.D. Nichols (with any Director able to act as an alternate in the place of any named Director) are hereby designated as the Offering Committee of the Board of Directors. The Offering Committee of the Board of Directors shall have and may exercise, to the fullest extent permitted by law, the full power and authority of the Board of Directors with respect to the issuance and sale of (i) the Debt Securities, (ii) one or more new series of the Corporation's Preferred Stock, including, without limitation, establishing the purchase price therefore, and fixing the designations and any of the preferences, powers, rights (other than voting powers or voting rights which shall be fixed by the Board of Directors) and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, of such shares of each series of Preferred Stock, (iii) Stock Purchase Contracts, including without limitation, establishing the purchase price therefore, and fixing the powers, rights, preferences, and qualifications, limitations or restrictions thereof or
(iv) the Common Stock, provided however, that prior to the issuance of any Stock Purchase Contracts or shares of Common Stock by the Offering Committee pursuant to this authority, the Offering Committee shall report the relevant information pertaining to such offering to the Board of Directors; and

         "FURTHER RESOLVED, that notwithstanding the foregoing resolutions, the power and authority of the Offering Committee set forth in the preceding resolution shall expire on December 31, 2004, unless extended by further action of the Board of Directors of the Corporation; and

         "FURTHER RESOLVED, that the Offering Committee is authorized to take such additional actions and adopt such additional resolutions as it deems necessary or appropriate for the purpose of authorizing and implementing the issuance, offer, and sale for cash the Preferred Stock, including, without limiting the generality of the foregoing, the authorization and execution of agreements (including underwriting agreements) relating to the offer and sale of Preferred Stock, approval of forms of stock certificates and authorization of issuance of Preferred Stock in uncertificated form, any actions which may be necessary to qualify the offering and sale of Preferred Stock under Blue

Sky Laws of the various states, any necessary filings with the Secretary of State of Delaware and other jurisdictions, and the appointment of a transfer agent; and

         "FURTHER RESOLVED, that the Offering Committee is hereby empowered, in connection with the issuance and sale of any new series of the Corporation's Preferred Stock, to authorize the issuance and sale of depositary shares and depositary receipts for such depositary shares with respect to any such series of Preferred Stock, and to authorize the appointment of a depositary, registrar, and transfer agent for such depositary shares and depositary receipts, the execution of a depositary agreement, and any additional agreements or actions in connection therewith as the Offering Committee deems necessary or appropriate; and

         "FURTHER RESOLVED, that any Officer is hereby authorized and directed on behalf of the Corporation to take any and all other actions deemed by such Officer to be necessary or advisable with respect to the offer, issuance, and sale of the Securities."

4. The Board of Directors, on May 9, 2001, adopted the following resolution pertaining to the voting rights for series of Preferred Stock, without par value, authorized for issuance by the Offering Committee of the Board of
Directors:

         "FURTHER RESOLVED, that holders of each series of the Corporation's Preferred Stock which is authorized by the Offering Committee of the Board of Directors shall have no voting rights, and their consent shall not be required for taking any corporate action, except as otherwise set forth herein or as otherwise required by law, and except as otherwise provided by the Board of Directors with respect to any particular series of Preferred Stock:

         The consent of the holders of the Preferred Stock with respect to the matters set forth in sub-sections (i) and (iii) of paragraph (5) of Article IV of the Corporation's Restated Certificate of Incorporation ("Paragraph (5)") shall not be required, except with respect to the creation or issuance of any class of stock ranking prior to or on a parity with the Preferred Stock, or any series thereof, as to the payment of dividends or the distribution of assets; but the other provisions of Paragraph (5) shall be applicable to the Preferred Stock. The holders of the Preferred Stock shall have no right to elect directors pursuant to paragraph (6) of Article IV of the Corporation's Restated Certificate of Incorporation ("Paragraph (6)"), such right hereby being expressly withheld.

         In the event that any six quarterly cumulative dividends, whether consecutive or not, upon the Preferred Stock shall be in arrears, the holders of the Preferred Stock shall have the right, voting separately as a class with holders of shares of any one or more other series of preferred stock of the Corporation ranking on a parity with the Preferred Stock either as to payment of dividends or the distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and upon which like voting rights have been conferred and are then exercisable, at the next meeting of stockholders called for the election of directors, to elect two members of the Board of Directors. The right of such holders of such shares of the Preferred Stock, voting separately as a class, to elect (together with the holders of shares of any one or more other series of preferred stock of the Corporation ranking on such a parity) members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on such shares of the Preferred Stock shall have been paid in full, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent failure to pay dividends of the character above mentioned.

         Upon any termination of the right of the holders of the Preferred Stock as a class to elect directors as herein provided, the term of office of all directors so elected shall terminate immediately. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, the remaining director elected by such holders voting as a class shall end and the special voting powers vested in such holders as provided in this resolution shall have expired, the number of directors shall thereupon be such number as may be provided for in the Corporation's Bylaws irrespective of any increase made pursuant to the provisions of this resolution.

         Until all unpaid dividends on the Preferred Stock shall have been paid in full, and any series of preferred stock issued by the Corporation having the voting rights set forth in Paragraph (6) to exercise fully the right to elect directors as granted by and provided in Paragraph (6), the number of directors constituting the whole Board of Directors of the Corporation shall not be less than seven. If, upon any such arrearage in dividends the number of directors constituting the whole Board of Directors shall be less than seven, the size of the Board of Directors shall, immediately prior to the next meeting of stockholders called for the election of directors, automatically be increased by such number as shall be necessary to cause the number of directors constituting the whole Board of Directors to be no less than seven.

         To the extent that the Board of Directors is authorized to fix the designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof in respect of additional series of preferred stock, none of the preferences or rights of any such additional series as fixed by the Board of Directors shall rank prior to the Preferred Stock as to payment of dividends or the distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, without the consent of the holders of two-thirds of the outstanding shares of such series of Preferred Stock voting as a class.

         The foregoing voting provisions shall not apply to any series of Preferred Stock, if at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of such series of Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

         On any item in which the holders of Preferred Stock are entitled to vote, such holders shall be entitled to one vote for each share held.

         5. By Unanimous Written Consent, dated as of March 18, 2002, the Offering Committee of the Board of Directors adopted the following resolution pursuant to authority conferred upon the Offering Committee of the Board of Directors by the resolutions of the Board of Directors set forth in paragraph 1 above of this Certificate of Designation, Preferences and Rights:

         "RESOLVED, that the issue of a series of Preferred Stock without par value of the Corporation is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof, in addition to those set forth in the Restated Certificate of Incorporation, as amended, of the Corporation, are hereby fixed as follows:

         7.60% Cumulative Preferred Stock, Series 2002-A

         (1) Number of Shares and Designation. 400,000 shares of Preferred Stock without par value of the Corporation are hereby constituted as a series of Preferred Stock without par value and designated as 7.60% Cumulative Preferred Stock, Series 2002-A (hereinafter called the "7.60% Preferred Stock").

         (2) Dividends. The holders of shares of the 7.60% Preferred Stock shall be entitled to receive cash dividends, when and as declared by the Board of Directors of the Corporation, out of assets legally available for such purpose, at the rate determined as provided below. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable quarterly in arrears, when and as declared by the Board of Directors of the Corporation, on the fifteenth day of January, April, July and October in each year (commencing July 15,2002) to holders of record on the respective last business days of the preceding month (and the quarterly dividend periods shall commence on the first days of January, April, July and October, except that the initial dividend period shall commence on the date of original issue and end on June 30, 2002).

         Dividends on the 7.60% Preferred Stock for quarterly dividend periods will be payable at the rate of 7.60% per annum from the date of original issue applied to the amount of $1,000 per share of 7.60% Preferred Stock. The amount of dividends payable on each share of 7.60% Preferred Stock for each full quarterly dividend period shall be computed by dividing the dividend rate by four and applying the dividend rate to the amount of $1,000 per share. The amount of dividends payable for any dividend period shorter than a full quarterly dividend period shall be computed on the basis of 30-day months, a 360-day year and the actual number of days elapsed in the period.

         (3) Liquidation Preference. The amount to which shares of 7.60% Preferred Stock Shall be entitled upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, shall be $1,000 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for payment, and no more.

         (4) Redemption. The shares of 7.60% Preferred Stock shall be subject to redemption in whole or in part at the option of the Corporation on or after March 25, 2007 at $1,000 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for redemption, and no more.

         (5) Shares to be Retired. All shares of 7.60% Preferred Stock purchased or redeemed by the Corporation shall be retired and cancelled and shall be restored to the statues of authorized but unissued shares of the class of Preferred Stock without par value, without designation as to series, and may thereafter be issued, but not as shares of 7.60% Preferred Stock.

         (6) Conversion or Exchange. The holders of shares of 7.60% Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other series of any class or classes of capital stock (or any other security) of the Corporation.

         (7) Ranking. The 7.60% Preferred Stock shall rank on a parity with the Corporation's 7.50% Cumulative Preferred Stock, Series 2001-A, 8-1/4% Cumulative Preferred Stock, Series 1992-A, 5% Cumulative Preferred Stock, $4.50 Cumulative Preferred Stock, and $4.30 Cumulative Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and shall rank prior to the Corporation's Common Stock and Series A Junior Participating Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and prior to any other series of stock authorized to be issued by the Corporation which ranks junior to the 7.50% Cumulative Preferred Stock, Series 2001-A, 8-1/4% Cumulative Preferred Stock, Series 1992-A, 5% Cumulative Preferred Stock, $4.50 Cumulative Preferred Stock, and $4.30 Cumulative Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution or winding up, whether voluntary or involuntary.

         (8) Depositary Shares and Depositary. The 7.60% Preferred Stock shall be represented by 16,000,000 depositary shares, as evidenced by depositary receipts, each depositary share representing ownership of one-fortieth of a share of the 7.60% Preferred Stock, and each owner of a depositary share shall be entitled, in proportion to one-fortieth of a share of the 7.60% Preferred Stock represented by the depositary share, to all the rights and preferences of the 7.60% Preferred Stock (including dividend, voting, redemption and liquidation rights).

         Computershare Trust Company of New York is appointed depositary of the 7.60% Preferred Stock and shall issue the depositary receipts evidencing the depositary shares in accordance with the terms of a deposit agreement to be entered into between the Corporation and such depositary, which agreement is hereby authorized. Computershare Investor Services, LLC is appointed as registrar and transfer agent for the depositary shares.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation, Preferences and Rights to be signed by John W. Blenke Vice President-Corporate Law and Assistant Secretary, and attested by Patrick D. Schwartz, Assistant General Counsel and Assistant Secretary, this 18th day of March, 2002.

                                       HOUSEHOLD INTERNATIONAL, INC.

                                       By: /s/ John W. Blenke
                                           ----------------------------------
                                              John W. Blenke
                                              Vice President- Corporate Law &
                                              Assistant Secretary

Attest:


/s/ Patrick D. Schwartz
-----------------------
Patrick D. Schwartz
Assistant Secretary

                          HOUSEHOLD INTERNATIONAL, INC.
               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                7 5/8% Cumulative Preferred Stock, Series 2002-B
                               (Without Par Value)

         HOUSEHOLD INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation and by the Offering Committee of the Board of Directors, pursuant to authority conferred upon the Offering Committee by the resolutions of the Board of Directors set forth herein and in accordance with Section 151(c) of the General Corporation Law of the State of Delaware.

         1. The Board of Directors, on May 9, 2001 adopted the following resolutions designating an Offering Committee of the Board of Directors and authorizing the Offering Committee to act on behalf of the Board of Directors (within certain limitations) in connection with the designation, issuance and sale of shares in one or more series of Preferred Stock, without par value, of the Corporation:

         "FURTHER RESOLVED, that Messrs. W.F. Aldinger, J.B. Pitblado and J.D. Nichols (with any Director able to act as an alternate in the place of any named Director) are hereby designated as the Offering Committee of the Board of Directors. The Offering Committee of the Board of Directors shall have and may exercise, to the fullest extent permitted by law, the full power and authority of the Board of Directors with respect to the issuance and sale of (i) the Debt Securities, (ii) one or more new series of the Corporation's Preferred Stock, including, without limitation, establishing the purchase price therefore, and fixing the designations and any of the preferences, powers, rights (other than voting powers or voting rights which shall be fixed by the Board of Directors) and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, of such shares of each series of Preferred Stock, (iii) Stock Purchase Contracts, including without limitation, establishing the purchase price therefore, and fixing the powers, rights, preferences, and qualifications, limitations or restrictions thereof or
(iv) the Common Stock, provided however, that prior to the issuance of any Stock Purchase Contracts or shares of Common Stock by the Offering Committee pursuant to this authority, the Offering Committee shall report the relevant information pertaining to such offering to the Board of Directors; and

         "FURTHER RESOLVED, that notwithstanding the foregoing resolutions, the power and authority of the Offering Committee set forth in the preceding resolution shall expire on December 31, 2004, unless extended by further action of the Board of Directors of the Corporation; and

         "FURTHER RESOLVED, that the Offering Committee is authorized to take such additional actions and adopt such additional resolutions as it deems necessary or appropriate for the purpose of authorizing and implementing the issuance, offer, and sale for cash the Preferred Stock, including, without limiting the generality of the foregoing, the authorization and execution of agreements (including underwriting agreements) relating to the offer and sale of Preferred Stock, approval of forms of stock certificates and authorization of issuance of Preferred Stock in uncertificated form, any actions which may be necessary to qualify the offering and sale of Preferred Stock under Blue

Sky Laws of the various states, any necessary filings with the Secretary of State of Delaware and other jurisdictions, and the appointment of a transfer agent; and

         "FURTHER RESOLVED, that the Offering Committee is hereby empowered, in connection with the issuance and sale of any new series of the Corporation's Preferred Stock, to authorize the issuance and sale of depositary shares and depositary receipts for such depositary shares with respect to any such series of Preferred Stock, and to authorize the appointment of a depositary, registrar, and transfer agent for such depositary shares and depositary receipts, the execution of a depositary agreement, and any additional agreements or actions in connection therewith as the Offering Committee deems necessary or appropriate; and

         "FURTHER RESOLVED, that any Officer is hereby authorized and directed on behalf of the Corporation to take any and all other actions deemed by such Officer to be necessary or advisable with respect to the offer, issuance, and sale of the Securities."

         6. The Board of Directors, on May 9, 2001, adopted the following resolution pertaining to the voting rights for series of Preferred Stock, without par value, authorized for issuance by the Offering Committee of the Board of Directors:

         "FURTHER RESOLVED, that holders of each series of the Corporation's Preferred Stock which is authorized by the Offering Committee of the Board of Directors shall have no voting rights, and their consent shall not be required for taking any corporate action, except as otherwise set forth herein or as otherwise required by law, and except as otherwise provided by the Board of Directors with respect to any particular series of Preferred Stock:

         The consent of the holders of the Preferred Stock with respect to the matters set forth in sub-sections (i) and (iii) of paragraph (5) of Article IV of the Corporation's Restated Certificate of Incorporation ("Paragraph (5)") shall not be required, except with respect to the creation or issuance of any class of stock ranking prior to or on a parity with the Preferred Stock, or any series thereof, as to the payment of dividends or the distribution of assets; but the other provisions of Paragraph (5) shall be applicable to the Preferred Stock. The holders of the Preferred Stock shall have no right to elect directors pursuant to paragraph (6) of Article IV of the Corporation's Restated Certificate of Incorporation ("Paragraph (6)"), such right hereby being expressly withheld.

         In the event that any six quarterly cumulative dividends, whether consecutive or not, upon the Preferred Stock shall be in arrears, the holders of the Preferred Stock shall have the right, voting separately as a class with holders of shares of any one or more other series of preferred stock of the Corporation ranking on a parity with the Preferred Stock either as to payment of dividends or the distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, and upon which like voting rights have been conferred and are then exercisable, at the next meeting of stockholders called for the election of directors, to elect two members of the Board of Directors. The right of such holders of such shares of the Preferred Stock, voting separately as a class, to elect (together with the holders of shares of any one or more other series of preferred stock of the Corporation ranking on such a parity) members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on such shares of the Preferred Stock shall have been paid in full, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent failure to pay dividends of the character above mentioned.


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         Upon any termination of the right of the holders of the Preferred Stock as a class to elect directors as herein provided, the term of office of all directors so elected shall terminate immediately. If the office of any director elected by such holders voting as a class becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, the remaining director elected by such holders voting as a class shall end and the special voting powers vested in such holders as provided in this resolution shall have expired, the number of directors shall thereupon be such number as may be provided for in the Corporation's Bylaws irrespective of any increase made pursuant to the provisions of this resolution.

         Until all unpaid dividends on the Preferred Stock shall have been paid in full, and any series of preferred stock issued by the Corporation having the voting rights set forth in Paragraph (6) to exercise fully the right to elect directors as granted by and provided in Paragraph (6), the number of directors constituting the whole Board of Directors of the Corporation shall not be less than seven. If, upon any such arrearage in dividends the number of directors constituting the whole Board of Directors shall be less than seven, the size of the Board of Directors shall, immediately prior to the next meeting of stockholders called for the election of directors, automatically be increased by such number as shall be necessary to cause the number of directors constituting the whole Board of Directors to be no less than seven.

         To the extent that the Board of Directors is authorized to fix the designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof in respect of additional series of preferred stock, none of the preferences or rights of any such additional series as fixed by the Board of Directors shall rank prior to the Preferred Stock as to payment of dividends or the distribution of assets upon liquidation, dissolution, or winding up, whether voluntary or involuntary, without the consent of the holders of two-thirds of the outstanding shares of such series of Preferred Stock voting as a class.

         The foregoing voting provisions shall not apply to any series of Preferred Stock, if at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of such series of Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

         On any item in which the holders of Preferred Stock are entitled to vote, such holders shall be entitled to one vote for each share held.

         7. By Unanimous Written Consent, dated as of September 10, 2002, the Offering Committee of the Board of Directors adopted the following resolution pursuant to authority conferred upon the Offering Committee of the Board of Directors by the resolutions of the Board of Directors set forth in paragraph 1 above of this Certificate of Designation, Preferences and Rights:

         "RESOLVED, that the issue of a series of Preferred Stock without par value of the Corporation is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof, in addition to those set forth in the Restated Certificate of Incorporation, as amended, of the Corporation, are hereby fixed as follows:

         7 5/8% Cumulative Preferred Stock, Series 2002-B

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         (1) Number of Shares and Designation. 350,000 shares of Preferred Stock without par value of the Corporation are hereby constituted as a series of Preferred Stock without par value and designated as 7 5/8% Cumulative Preferred Stock, Series 2002-B (hereinafter called the "7 5/8% Preferred Stock").

         (2) Dividends. The holders of shares of the 7 5/8% Preferred Stock shall be entitled to receive cash dividends, when and as declared by the Board of Directors of the Corporation, out of assets legally available for such purpose, at the rate determined as provided below. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable quarterly in arrears, when and as declared by the Board of Directors of the Corporation, on the fifteenth day of January, April, July and October in each year (commencing January 15, 2003) to holders of record on the respective last business days of the preceding month (and the quarterly dividend periods shall commence on the first days of January, April, July and October, except that the initial dividend period shall commence on the date of original issue and end on December 31, 2002).

         Dividends on the 6 5/8% Preferred Stock for quarterly dividend periods will be payable at the rate of 7 5/8% per annum from the date of original issue applied to the amount of $1,000 per share of 7 5/8% Preferred Stock. The amount of dividends payable on each share of 7 5/8% Preferred Stock for each full quarterly dividend period shall be computed by dividing the dividend rate by four and applying the dividend rate to the amount of $1,000 per share. The amount of dividends payable for any dividend period shorter than a full quarterly dividend period shall be computed on the basis of 30-day months, a 360-day year and the actual number of days elapsed in the period.

         (3) Liquidation Preference. The amount to which shares of 7 5/8% Preferred Stock shall be entitled upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be $1,000 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for payment, and no more.

         (4) Redemption. The shares of 7 5/8% Preferred Stock shall be subject to redemption in whole or in part at the option of the Corporation on or after September 17, 2007 at $1,000 per share, plus an amount equal to all accrued and unpaid dividends, if any, thereon to the date fixed for redemption, and no more.

         (5) Shares to be Retired. All shares of 7 5/8% Preferred Stock purchased or redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of the class of Preferred Stock without par value, without designation as to series, and may thereafter be issued, but not as shares of 7 5/8% Preferred Stock.

         (6) Conversion or Exchange. The holders of shares of 7 5/8% Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other series of any class or classes of capital stock (or any other security) of the Corporation.

         (7) Ranking. The 7 5/8% Preferred Stock shall rank on a parity with the Corporation's 7.60% Cumulative Preferred Stock, Series 2002-A, 7.50% Cumulative Preferred Stock, Series 2001-A, 8-1/4% Cumulative Preferred Stock, Series 1992-A, 5% Cumulative Preferred Stock, $4.50 Cumulative Preferred Stock and $4.30 Cumulative Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution or winding up, whether



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voluntary or involuntary, and shall rank prior to the Corporation's Common Stock and Series A Junior Participating Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution or winding up, whether voluntary or involuntary, and prior to any other series of stock authorized to be issued by the Corporation which ranks junior to the 7.60% Cumulative
Preferred Stock, 7.50% Cumulative Preferred Stock, Series 2001-A, 8-1/4% Cumulative Preferred Stock, Series 1992-A, 5% Cumulative Preferred Stock, $4.50 Cumulative Preferred Stock, and $4.30 Cumulative Preferred Stock as to payment of dividends and distribution of assets upon liquidation, dissolution or winding up, whether voluntary or involuntary.

         (8) Depositary Shares and Depositary. The 7 5/8% Preferred Stock shall be represented by 14,000,000 depositary shares, as evidenced by depositary receipts, each depositary share representing ownership of [one-fortieth] of a share of the 7 5/8% Preferred Stock, and each owner of a depositary share shall be entitled, in proportion to one-fortieth of a share of the 7 5/8% Preferred Stock represented by the depositary share, to all the rights and preferences of the 7 5/8% Preferred Stock (including dividend, voting, redemption and liquidation rights).

         Computershare Trust Company of New York is appointed depositary of the 7 5/8% Preferred Stock and shall issue the depositary receipts evidencing the depositary shares in accordance with the terms of a deposit agreement to be entered into between the Corporation and such depositary, which agreement is hereby authorized. Computershare Investor Services, LLC is appointed as registrar and transfer agent for the depositary shares.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation, Preferences and Rights to be signed by Patrick D. Schwartz, General Counsel - Corporate Law and Treasury & Assistant Secretary, and attested by Laurie S. Mattenson, Assistant Secretary, this 10th day of September, 2002.

                         HOUSEHOLD INTERNATIONAL, INC.

                         By:  /s/ Patrick D. Schwartz
                              ----------------------------------------------
                                Patrick D. Schwartz
                                General Counsel - Corporate Law and Treasury
                                & Assistant Secretary
Attest:


/s/ Laurie S. Mattenson
-----------------------
Laurie S. Mattenson
Assistant Secretary




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